As filed with the Securities and Exchange Commission on June 26, 2009

1933 Act Registration No. 33-34929

1940 Act Registration No. 811-06110

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 39	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 41

WESTERN ASSET FUNDS, INC.

(Formerly LM Institutional Fund Advisors I, Inc.)

(Exact name of registrant as specified in charter)

100 Light Street

Baltimore, Maryland 21202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (410) 539-0000

Name and address of agent for service:	Copy to:

RICHARD M. WACHTERMAN, ESQ.	BRYAN CHEGWIDDEN, ESQ.
Legg Mason & Co., LLC	Ropes & Gray LLP
100 Light Street	1211 Avenue of the Americas
Baltimore, Maryland 21202	New York, New York 10036

It is proposed that this filing will become effective:

☐             Immediately upon filing pursuant to Rule 485(b)

☒            On July 1, 2009, pursuant to Rule 485(b)

☐             60 days after filing pursuant to Rule 485 (a)(1)

☐             On                     , pursuant to Rule 485 (a)(1)

☐             75 days after filing pursuant to Rule 485(a)(2)

☐             On [                    ], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

July 1, 2009

Western Asset Funds, Inc.

Western Asset Absolute Return Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Enhanced Equity Portfolio

Western Asset Global Strategic Income Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1

DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	1

PRINCIPAL RISKS	13

PERFORMANCE INFORMATION	19

FEES AND EXPENSES	29

MANAGEMENT OF THE PORTFOLIOS	34

PURCHASE OF SHARES	39

DISTRIBUTION PLANS	42

REDEMPTION OF SHARES	42

EXCHANGE PRIVILEGE	43

FREQUENT TRADING OF PORTFOLIO SHARES	43

NET ASSET VALUE	45

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	46

PORTFOLIO DISCLOSURE POLICY	47

TAX INFORMATION	47

FINANCIAL HIGHLIGHTS	48

PROSPECTUS SUMMARY

General

Western Asset Funds, Inc. ("Western Asset Funds") consists of the following portfolios: Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Enhanced Equity Portfolio, Western Asset Global Strategic Income Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio. As of the date of this prospectus, Western Asset Enhanced Equity Portfolio and Western Asset Global Strategic Income Portfolio have not commenced operations.

Manager and Advisers

Legg Mason Fund Adviser, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited in London ("WAML"), Western Asset Management Company Pte. Ltd. in Singapore ("Western Singapore") and Western Asset Management Company Ltd in Japan ("Western Japan") serve as the investment advisers to the various Portfolios as noted below. Western Asset, WAML, Western Singapore and Western Japan are sometimes referred to as "Advisers." The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC ("LMPFA") for Legg Mason Fund Adviser, Inc. ("LMFA") as investment manager of each Portfolio. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its investment management agreement with each Portfolio, including all of the responsibilities to the Portfolios described in this Prospectus as belonging to the "Manager." Each of LMFA and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. This substitution is currently expected to occur in the third quarter of 2009.

DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND

PRINCIPAL INVESTMENT STRATEGIES

The investment objective and policies for each Portfolio are stated below. There is no assurance a Portfolio will meet its objectives.

Western Asset Absolute Return Portfolio

Advisers:  Western Asset, WAML, Western Singapore and Western Japan.

Objective:  Maximize long-term total return.

The Portfolio has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Portfolio will invest at least 50% of its net assets in debt and fixed income securities rated at least Baa or BBB at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") or unrated securities of comparable quality at the time of purchase (as determined by the Advisers).

To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

■  U.S. Government obligations

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  certificates of deposit, time deposits and bankers' acceptances

■  mortgage- and other asset-backed securities

■  loan participations and assignments

■  Rule 144A securities

■  municipal obligations

■  inflation-indexed securities

■  obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations

■  debt obligations of corporate and governmental issuers in emerging market countries (including "Brady Bonds", bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, and emerging market loans)

■  non-U.S. currency exchange-related securities, warrants and forward contracts

■  commercial paper and other short-term investments

■  repurchase agreements

The Portfolio may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Advisers use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Portfolio may invest, the Advisers may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Portfolio's effective duration and prevailing or anticipated market conditions. Although the Portfolio may invest in debt and fixed income securities of any maturity, under normal market conditions the dollar-weighted average duration of the Portfolio, including futures positions, is expected to range within -5 to 10 years. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Portfolio's dollar-weighted average effective duration may fall outside of its expected range due to market movements. If this happens, the Advisers will take action to bring the Portfolio's dollar-weighted average effective duration back within its expected effective duration range within a reasonable period of time. Although the Portfolio may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Portfolio will maintain a dollar-weighted average credit quality of portfolio holdings of at least Baa/BBB or their equivalent (as determined by the Advisers).

In addition, under normal market conditions, at the time of purchase:

■  No more than 50% of the Portfolio's net assets may be invested in non-U.S. dollar denominated securities.

■  No more than 25% of the Portfolio's net assets may be invested in un-hedged non-U.S. dollar denominated securities.

■  No more than 25% of the Portfolio's net assets may be invested in non-U.S. dollar denominated securities rated below investment grade.

■  No more than 25% of the Portfolio's net assets may be invested in securities of non-U.S. issuers (as defined below) rated below investment grade.

■  No more than 50% of the Portfolio's net assets may be invested in a combination of non-U.S. dollar denominated securities, securities of emerging market issuers and high yield securities (as defined below).

■  The Portfolio is permitted to invest in securities issued or guaranteed by the U.S. government or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the Portfolio's net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; (ii) no more than 10% of the Portfolio's net assets may be invested in private mortgage-backed and asset-backed securities of a single issuer unless the collateral relating to such securities is credit-independent of the issuer and the security's credit enhancement is independent of the issuer, in which case no more than 25% of the Portfolio's net assets may be invested in private mortgage-backed and asset-backed securities of such issuer; and (iii) other than as described above, no more than 5% of the Portfolio's net assets may be invested in the obligations of any single issuer.

■  The aggregate initial futures margin and options premiums required to establish commodity interest positions will not exceed 5% of the net assets of the Portfolio, after taking into account unrealized profits and unrealized losses on any such positions; provided, however, that if an option is in-the-money at the time of purchase, the amount by which the option is in-the-money may be excluded in computing such 5%.

For purposes of the above limitations, the Portfolio will consider an issuer to be a "non-U.S. issuer" if the issuer is a non-U.S. government (including any sub-division, agency or instrumentality of a non-U.S. government), a supranational entity or any other issuer (including corporate issuers) organized under the laws of a country outside the U.S. and having a principal place of business outside of the U.S. The Portfolio will consider all other issuers to be "U.S. issuers." The Portfolio will consider a security to be a "high yield security" if it is rated below investment grade (i.e., if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Adviser to be of comparable quality)). The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. The Portfolio will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset-backed security to be the "issuer" for purposes of the investment limitations set forth above.

The Portfolio may also:

■  engage in reverse repurchase agreements

■  borrow money for temporary or emergency purposes

■  buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options

■  loan its portfolio securities

■  buy or sell securities on a forward commitment basis

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Commodity Risk, Credit Risk, Derivatives Risk, Emerging Markets Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Market Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities, Special Risks of High Yield Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio,

Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio

Advisers:  Western Asset, WAML (Core Plus Bond and Intermediate Plus Bond Portfolios), Western Singapore (Core Plus Bond Portfolio) and Western Japan (Core Plus Bond Portfolio).

Objective:  Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for each Portfolio

Each of these Portfolios invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. To achieve their objectives, the Portfolios may invest in a variety of securities and instruments, including:

■  U.S. Government obligations

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  inflation-indexed securities

■  mortgage- and other asset-backed securities

■  obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations

■  fixed income securities of non-governmental U.S. or non-U.S. issuers

■  municipal obligations

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  certificates of deposit, time deposits and bankers' acceptances

■  loan participations and assignments

■  structured notes

■  repurchase agreements

3

In addition, the Portfolios may also:

■  invest up to 25% of their respective total assets in the securities of non-U.S. issuers

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  buy or sell securities on a forward commitment basis

■  lend their portfolio securities

■  engage in non-U.S. currency exchange transactions

■  engage in reverse repurchase agreements

■  borrow money for temporary or emergency purposes

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

Each of the Portfolios may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Each Portfolio in this group differs from the others in terms of its investment policies regarding its target average modified duration. In addition, the two "Plus" Bond Portfolios, the Core Plus Bond Portfolio and Intermediate Plus Bond Portfolio, differ from the other Portfolios in terms of their policies with respect to non-U.S. dollar denominated securities and the credit quality of their investments. These differences are summarized in the following table.

"Duration" refers to the range within which the average modified duration of a Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). With respect to the Core Bond Portfolio, the target average modified duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary) as measured by Western Asset. The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole as measured by Western Asset. The target average modified duration of the Intermediate Bond and the Intermediate Plus Bond Portfolios is expected to range within 20% of the duration of their benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index. The target average modified duration of the Limited Duration Bond Portfolio is expected to range within 25% of the duration of its benchmark, the Merrill Lynch 1-3 Year Treasury Index. A Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, the Advisers will take action to bring the Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

"Non-U.S. Currency Exposure" refers to whether a Portfolio presently intends to limit its investments to U.S. dollar denominated securities.

"Credit Quality" refers to the percentage of a Portfolio's net assets that may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Adviser to be of comparable quality. For purposes of the foregoing credit quality policy, a Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Adviser to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by the Adviser to be of comparable quality, will be evaluated by the Adviser on a case by case basis. As a result, each Portfolio may from time to time hold debt securities that are rated below investment grade.

4

Portfolio	Current Target Duration	Non-U.S. Currency Exposure	Credit Quality
Core Bond	Generally 3–7 years	U.S. dollar denominated only	Currently anticipates no securities below investment grade at the time of purchase

Core Plus Bond	Generally 2.5–7 years	The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities.	Up to 20% below investment grade

Intermediate Bond	Generally 2–5 years	U.S. dollar denominated only	Currently anticipates no securities below investment grade at the time of purchase

Intermediate Plus Bond	Generally 2–5 years	The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities.	Up to 20% below investment grade

Limited Duration Bond	Generally 1–3 years	U.S. dollar denominated only	Currently anticipates no securities below investment grade at the time of purchase

Among the principal risks of investing in these Portfolios are Call Risk, Credit Risk, Derivatives Risk, Hedging Risk, Interest Rate Risk, Liquidity Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. In addition to those risks, Currency Risk, Emerging Markets Risk and Special Risks of High Yield Securities are among the principal risks of investing in the Core Plus Bond Portfolio and the Intermediate Plus Bond Portfolio. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

Western Asset Enhanced Equity Portfolio

Adviser:  Western Asset

Objective:  Long-term total return

The Portfolio's assets will be comprised of two components: an equity component and a fixed income component.

■  The equity component will generally maintain full exposure to the U.S. equity market as represented by the S&P 500 Index (the "Index").

■  The fixed income component will attempt to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments.

Under normal market conditions, the Portfolio will invest substantially all of its net assets in S&P derivatives (as defined below), backed by a portfolio of fixed income securities.

The Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely, but not exclusively, on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses. Up to 10% of the Portfolio's net assets may be invested in securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase, as determined by Western Asset (commonly known as "junk bonds" or "high yield securities"), and up to 20% of its net assets may be invested in non-U.S. securities. The Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). The Portfolio may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders. The following information summarizes the investment practices of the Portfolio's two components.

5

Equity Component

The Portfolio's equity component intends to invest primarily in stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives").

The equity component of the Portfolio adheres to the following practices:

■  It currently plans to invest predominantly, and likely exclusively, in S&P derivatives. It may also invest in common stocks that are included in the Index ("S&P Stocks").

■  It will not be limited to purchasing S&P Stocks in the same proportion as such stocks are weighted in the Index.

■  It will seek to remain invested in S&P Stocks and S&P derivatives even when the Index is declining.

The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). Standard and Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value—that is, its market price per share times the number of shares outstanding. The Portfolio is neither sponsored by nor affiliated with S&P.

Fixed Income Component

The fixed income component will invest primarily in the following types of fixed income securities:

■  U.S. Government obligations

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  inflation-indexed securities

■  mortgage- and other asset-backed securities

■  U.S. dollar denominated obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations

■  U.S. dollar denominated fixed income securities of non-governmental U.S. or non-U.S. issuers

■  municipal obligations

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  certificates of deposit, time deposits and bankers' acceptances

■  loan participations and assignments

■  structured notes

■  repurchase agreements

The fixed income component may also:

■  engage in reverse repurchase agreements and other borrowings

■  borrow money for temporary or emergency purposes

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  buy or sell non-U.S. currencies, non-U.S. currency options or non-U.S. currency futures contracts and related options for hedging and non-hedging purposes, including for purposes of enhancing returns

■  enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

■  loan its portfolio securities

■  buy or sell securities on a forward commitment basis

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

6

Among the principal risks of investing in the Portfolio are Call Risk, Credit Risk, Currency Risk, Derivatives Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Market Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities, Special Risks of High Yield Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

Western Asset Global Strategic Income Portfolio

Advisers:  WAML and Western Asset

Objective:  Income and capital appreciation

To achieve its investment objective, the Portfolio invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed income securities, including:

■  U.S. and non-U.S. corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities).

■  debt obligations of corporate and governmental issuers in emerging market countries (including "Brady Bonds", bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, and emerging market loans).

■  sovereign debt obligations of developed nations, including those of the United States

■  debt obligations of supranational organizations

■  mortgage- and other asset-backed securities

The Portfolio may invest in a variety of other securities and instruments, including:

■  non-U.S. currency exchange-related securities, including non-U.S. currency warrants

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  municipal obligations

■  certificates of deposit, time deposits and bankers' acceptances

■  loan participations and assignments

■  indexed securities and structured notes

■  repurchase agreements

The Portfolio may invest up to 60% of its net assets in securities that are rated below investment grade at the time of purchase or are of comparable quality at the time of purchase as determined by WAML or Western Asset. The Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). These securities are commonly known as "junk bonds" or "high yield securities." The Portfolio may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

The Portfolio may also:

■  engage in reverse repurchase agreements

■  borrow money for temporary or emergency purposes

■  loan its portfolio securities

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

7

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers representing at least three countries (one of which may be the U.S.) and at least 65% of its total assets in income producing securities. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund. For more information, see "Principal Risks—Non-Diversification Risk."

Among the principal risks of investing in the Portfolio are Call Risk, Credit Risk, Currency Risk, Derivatives Risk, Emerging Markets Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Special Risks of High Yield Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

Western Asset High Yield Portfolio

Adviser:  Western Asset

Objective:  Maximize total return, consistent with prudent investment management

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. The Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset to be of comparable quality). These securities are commonly known as "junk bonds" or "high yield securities."

Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities. In deciding among the securities in which the Portfolio may invest, Western Asset takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Portfolio's effective duration and prevailing and anticipated market conditions. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer.) To achieve its objective, the Portfolio may also make other investments, including:

■  U.S. Government obligations

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  mortgage- and other asset-backed securities

■  non-U.S. debt issued in U.S. dollars, including obligations of non-U.S. governments, international agencies or supranational organizations

■  municipal obligations

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  common stocks and warrants

■  inflation-indexed securities

■  certificates of deposit, time deposits and bankers' acceptances issued by domestic banks

■  loan participations and assignments

■  structured notes

■  repurchase agreements

8

The Portfolio is also permitted to:

■  invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  engage in non-U.S. currency exchange transactions

■  lend its portfolio securities

■  borrow money for temporary or emergency purposes

■  buy or sell securities on a forward commitment basis

■  engage in reverse repurchase agreements

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Portfolio may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Call Risk, Credit Risk, Currency Risk, Derivatives Risk, Emerging Markets Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Market Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities, Special Risks of High Yield Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

Western Asset Inflation Indexed Plus Bond Portfolio

Advisers:  Western Asset, WAML, Western Singapore and Western Japan.

Objective:  Maximize total return, consistent with preservation of capital

Under normal market conditions, the Portfolio invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The principal or interest components of an inflation-indexed security are adjusted periodically according to the general movements of inflation in the country of issue. For example, the U.S. Treasury currently uses the Consumer Price Index for All Urban Consumers, non-seasonally adjusted, as its inflation measure.

The Advisers use fundamental investment techniques to select issues. Although the Portfolio may invest in fixed income securities of any maturity, the target average effective duration of the Portfolio is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is 6-12 years, although this may vary. The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, the Advisers will take action to bring the Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the Portfolio's net assets, although such exposure may exceed 40% from time to time.

Although the Portfolio is expected to maintain an average credit quality of at least A/A, it may invest up to 30% of its net assets in securities rated below AAA/Aaa at the time of purchase or unrated securities of comparable quality at the time of purchase (as determined by the applicable Adviser), including securities rated below investment grade. The Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the applicable Adviser to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." With respect to the Portfolio's use of credit default swaps, for purposes of calculating the Portfolio's average credit quality, the Portfolio will utilize the credit rating and the notional amount of the debt security referenced in the credit default swap.

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To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

■  U.S. Government obligations

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  non-U.S. inflation-indexed securities

■  mortgage- and other asset-backed securities

■  debt obligations of corporate and governmental issuers in emerging market countries (including "Brady Bonds", bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, and emerging market loans) ("emerging market securities")

■  non-U.S. debt issued in U.S. dollars or non-U.S. currencies, including obligations of non-U.S. governments, international agencies or supranational organizations

■  municipal obligations

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  certificates of deposit, time deposits and bankers' acceptances

■  loan participations and assignments

■  structured notes

■  repurchase agreements

In addition, under normal market conditions, at the time of purchase:

■  no more than 20% of the Portfolio's net assets may be invested in non-U.S. dollar denominated inflation-indexed securities

■  no more than 10% of the Portfolio's net assets may be invested in un-hedged non-U.S. dollar denominated securities

■  no more than 20% of the Portfolio's net assets may be invested in a combination of high yield securities, emerging market securities and loan participations and assignments

■  no more than 10% of the Portfolio's net assets may be invested in high yield securities

■  no more than 10% of the Portfolio's net assets may be invested in emerging market securities

■  no more than 10% of the Portfolio's net assets may be invested in loan participations and assignments

The Portfolio may also:

■  engage in reverse repurchase agreements

■  borrow money for temporary or emergency purposes

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options for hedging and non-hedging purposes, including for purposes of enhancing returns

■  enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

■  loan its portfolio securities

■  buy or sell securities on a forward commitment basis

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Portfolio may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Call Risk, Credit Risk, Currency Risk, Derivatives Risk, Emerging Markets Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Market Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities, Special Risks of High Yield Securities and Special

10

Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

Western Asset Non-U.S. Opportunity Bond Portfolio

Advisers:  WAML, Western Singapore and Western Japan.

Objective:  Maximize total return, consistent with prudent investment management

Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt and fixed income securities denominated in major non-U.S. currencies. The Advisers anticipate that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of non-U.S. issuers and that these non-U.S. issuers will represent at least three non-U.S. countries. Under current market conditions, the Portfolio expects non-U.S. currency exposure to represent no more than 25% of its net assets.

To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

■  U.S. dollar denominated or non-U.S. dollar denominated obligations of non-U.S. governments, international agencies or supranational entities

■  non-U.S. currency exchange-related securities, including non-U.S. currency warrants

■  U.S. Government obligations

■  mortgage- and other asset-backed securities

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  certificates of deposit, time deposits and bankers' acceptances

■  loan participations and assignments

■  inflation-indexed securities

■  structured notes

■  repurchase agreements

The Portfolio may also:

■  engage in reverse repurchase agreements

■  borrow money for temporary or emergency purposes

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options

■  enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

■  loan its portfolio securities

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Portfolio does not currently intend to invest in securities that are rated below investment grade (i.e., securities not rated Baa/BBB or above by at least one NRSRO) at the time of purchase, although it may do so if market conditions are favorable. The Portfolio is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund. For more information, see "Principal Risks—Non-Diversification Risk." The Advisers anticipate that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single non-U.S. country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more

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diversified portfolio of securities. The Portfolio may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

The Portfolio is designed for Western Asset's separate account clients to obtain non-U.S. exposure for a portion of their portfolio, and is managed by the Advisers with this objective in mind, and therefore may not be appropriate for all investors.

Among the principal risks of investing in the Portfolio are Call Risk, Credit Risk, Currency Risk, Derivatives Risk, Emerging Markets Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Market Risk, Non-Diversification Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities, Special Risks of High Yield Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page [ ] for a discussion of these and other risks.

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PRINCIPAL RISKS

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any of the Portfolios because: (1) the value of the investments it owns changes, sometimes rapidly and unpredictably; (2) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (3) unforeseen occurrences in the securities markets negatively affect the Portfolio.

The following risks apply to the Portfolios. You should read this section carefully before you invest in order to learn more about the Portfolio in which you will invest.

Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, a Portfolio reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Commodity Risk

Investments by a Portfolio in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The means by which a Portfolio seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the Portfolio's intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

Credit Risk

A Portfolio is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated. In the event that NRSROs assign different ratings to the same security, a Portfolio's Adviser will determine which rating it believes best reflects the security's quality and risk at that time.

Debt securities rated below investment grade (i.e., securities not rated Baa/BBB or above by at least one NRSRO) are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks. For purposes of the credit quality limitations set forth in this Prospectus and the Portfolios' Statement of Additional Information ("SAI"), a Portfolio will consider a security rated Baa3/BBB- to be rated Baa/BBB.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

Currency Risk

Because certain Portfolios may invest in securities denominated in non-U.S. currencies, their value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among

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other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, the Portfolios may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See "Hedging Risk" below for more information.

Derivatives Risk

A Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). A Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Swap agreements tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, that type of swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates. A Portfolio may also enter into interest rate swaps, which involve the exchange of interest payments by the Portfolio with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If the Adviser is incorrect in its interest rate forecasts and/or an interest rate swap used as a hedge negates a favorable interest rate movement, the investment performance of a Portfolio would be less than what it would have been if the Portfolio had not entered into the interest rate swap.

If a Portfolio sells protection on credit default swaps relating to corporate debt securities, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security, a downgrade of the debt security and/or a similar credit event. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

For purposes of the investment limitations set forth in this Prospectus and in the SAI, a Portfolio will consider an instrument, including a synthetic instrument, to be equivalent to a security if, in the judgment of an Adviser, it has economic characteristics similar to that security. For example, a Portfolio will consider an instrument, including a synthetic instrument (such as a future or swap), to be a fixed income security if, in the judgment of an Adviser, it has economic characteristics similar to fixed income securities.

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Emerging Markets Risk

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also "Brady Bonds," bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because some of the Portfolios may invest a significant amount of their total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in any Portfolio that invests in emerging market securities, which includes the Western Asset Core Plus Bond Portfolio, the Western Asset Global Strategic Income Portfolio, the Western Asset High Yield Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio, the Western Asset Intermediate Plus Bond Portfolio and the Western Asset Non-U.S. Opportunity Bond Portfolio, should be considered speculative.

Hedging Risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Interest Rate Risk

Each Portfolio is subject to interest rate risk, which is the possibility that the rates of interest income generated by the Portfolio's fixed income investments may decline due to a decrease in market interest rates and the market prices of the Portfolio's fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Leveraging Risk

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's holdings. Portfolios may take on leveraging risk or similar risks by borrowing money to meet redemption requests, investing collateral from securities loans, using reverse repurchase agreements or dollar rolls, through the use of when-issued, delayed-delivery or forward commitment transactions or by using futures, swaps or other derivatives. The use of leverage may also cause a Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

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Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Market Risk

Certain of the Portfolios may invest, directly or indirectly, their assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. A Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Non-Diversification Risk

The Western Asset Global Strategic Income Portfolio and the Western Asset Non-U.S. Opportunity Bond Portfolio are non-diversified, meaning each may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it could if it were a "diversified" company under the Investment Company Act. When a Portfolio's assets are invested in the securities of a limited number of issuers, or in a limited number of countries or currencies, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a more diversified fund.

Non-U.S. Securities Risk

Investments in non-U.S. securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Portfolio to pursue its rights against such government in that country's courts. Some non-U.S. governments have defaulted on principal and interest payments.

In addition, a Portfolio's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Repurchase Agreement Risk

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as a loan by a Portfolio.

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Risks Relating to Inflation-Indexed Securities

The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if a Portfolio purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though a Portfolio will not receive cash representing the increase at that time. As a result, a Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See "Additional Tax Information" in the SAI.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by a Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. These securities typically entail greater potential price volatility and may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. These securities may be less liquid than higher-rated securities, which means a Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. When a Portfolio buys lower-rated debt, the achievement of its goals depends more on the Advisers' credit analysis than would be the case if a Portfolio were buying investment grade debt. Unrated securities of comparable quality share these risks.

Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a Portfolio's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a Portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

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At times, some of the mortgage-backed and asset-backed securities in which a Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Risks Associated with Other Policies the Portfolio May Pursue

In addition to the investment strategies described above, a Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolios' SAI. The terms "debt," "bonds" and "fixed income securities" are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times, the Advisers may judge that market conditions make pursuing a Portfolio's investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit a Portfolio's losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Portfolio to miss out on investment opportunities, and may prevent a Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of a Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

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PERFORMANCE INFORMATION

The following information provides some indication of a Portfolio's risks. The bar charts show year-to-year changes in the performance of the Institutional Class shares of each Portfolio (except for Western Asset Enhanced Equity Portfolio and Western Asset Global Strategic Income Portfolio, which have not commenced operations). The tables following the charts compare each Portfolio's performance to that of a broad measure of market performance. SEC rules do not require performance information for the Portfolios and/or classes other than those shown below. Of course, a Portfolio's past performance is not an indication of future performance.

After-tax returns shown in the following tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) Plans or individual retirement accounts. In some cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other returns of a Portfolio for the same period due to an assumed tax benefit from any losses on a sale of shares at the end of the period. After-tax returns for each Portfolio are shown only for Institutional Class shares; for those Portfolios offering other share classes, after-tax returns for Institutional Select Class and Financial Intermediary Class shares will be higher and lower than the Institutional Class after-tax returns, respectively.

Western Asset Absolute Return Portfolio – Institutional Class†

Calendar-Year Total Returns

†Best quarter: Third Quarter 2007: +2.12%

Worst quarter: Fourth Quarter 2008: –8.30%

More recent return information: January 1, 2009 – March 31, 2009: 1.24%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Absolute Return Portfolio[1]	1 Year	Portfolio Inception (July 6, 2006)
Institutional Class—Return Before Taxes	–14.84%	–3.01%
Institutional Class—Return After Taxes on Distributions	–17.25%	–5.20%
Institutional Class—Return after Taxes on Distributions and Sale of Fund Shares	–9.29%	–3.58%
Financial Intermediary Class—Return Before Taxes	–15.00%	N/A2
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[3]	5.24%	6.96%[4]
Merrill Lynch Constant Maturity 3-month LIBOR Index (reflects no deduction for fees, expenses or taxes)[5]	3.82%	4.90%[4]

19

1 Institutional Select Class shares of Western Asset Absolute Return Portfolio began operations on August 4, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 For the period September 6, 2006 (commencement of operations) to December 31, 2008, the average annual total return before taxes of the Financial Intermediary Class was –4.44%. For the period August 31, 2006 to December 31, 2008, the average annual total returns of the Barclays Capital U.S. Aggregate Bond Index and the Merrill Lynch Constant Maturity 3-month LIBOR Index were 6.16% and 4.84%, respectively.

3 The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

4 The average annual total return since inception shown for the Index is calculated from June 30, 2006.

5 The Merrill Lynch Constant Maturity 3-month LIBOR Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits. The Index does not incur fees and expenses and cannot be purchased directly by investors.

20

Western Asset Core Bond Portfolio – Institutional Class†

Calendar-Year Total Returns

†Best quarter: Third quarter 2001: +4.70%

Worst quarter: Third quarter 2008: –5.41%

More recent return information: January 1, 2009 – March 31, 2009: –3.95%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Core Bond Portfolio[1]	1 Year	5 Years	10 Years
Institutional Class—Return Before Taxes	–10.81%	0.68%	3.99%
Institutional Class—Return After Taxes on Distributions	–12.94%	–1.19%	1.81%
Institutional Class—Return after Taxes on Distributions and Sale of Fund Shares	–6.96%	–0.41%	2.14%
Financial Intermediary Class—Return Before Taxes	–11.13%	0.42%	N/A2
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[3]	5.24%	4.65%	5.63%

1 Institutional Select Class shares of Western Asset Core Bond Portfolio began operations on August 29, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 For the period July 22, 1999 (commencement of operations) to December 31, 2008, the average annual total return before taxes of the Financial Intermediary Class was 4.07%. For the period July 31, 1999 to December 31, 2008, the average annual total return of the Barclays Aggregate Bond Index was 6.20%.

3 The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

21

Western Asset Core Plus Bond Portfolio – Institutional Class†

Calendar-Year Total Returns

†Best quarter: Third quarter 2006: +4.66%

Worst quarter: Fourth quarter 2008: –3.73%

More recent return information: January 1, 2009 – March 31, 2009: –1.10%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Core Plus Bond Portfolio[1]	1 Year	5 Years	10 Years
Institutional Class—Return Before Taxes	–9.78%	1.68%	4.64%
Institutional Class—Return After Taxes on Distributions	–11.64%	–0.22%	2.40%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–6.30%	0.40%	2.65%
Financial Intermediary Class—Return Before Taxes	–9.99%	1.41%	N/A2
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[3]	5.24%	4.65%	5.63%

1 Institutional Select Class shares of Western Asset Core Plus Bond Portfolio began operations on August 4, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 For the period from January 8, 2002 (commencement of operations) to December 31, 2008, the average annual total return before taxes of the Financial Intermediary Class was 3.38%. For the period December 31, 2001 to December 31, 2008, the average annual total return of the Barclays Capital U.S.Aggregate Bond Index was 5.36%.

3 The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed rate, publicly placed dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

22

Western Asset High Yield Portfolio – Institutional Class

Calendar-Year Total Returns†

†Best quarter: Second quarter 2003: +8.39%

Worst quarter: Fourth quarter 2008: –21.83%

More recent return information: January 1, 2009 – March 31, 2009: 2.21%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset High Yield Portfolio[1]	1 Year	5 Years	Portfolio Inception (September 28, 2001)
Institutional Class—Return Before Taxes	–30.12%	–2.06%	1.81%
Institutional Class—Return After Taxes on Distributions	–33.03%	–4.85%	–1.29%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–19.25%	–2.98%	–0.01%
Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index (reflects no deduction for fees, expenses or taxes)[2]	–25.88%	–0.84%	3.71%[3]

1 Institutional Select Class shares of Western Asset High Yield Portfolio began operations on August 4, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 The Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index, is a market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the Securities and Exchange Commission. The Index limits the maximum exposure to any one issuer to 2%. The Index does not incur fees and expenses and cannot be purchased directly by investors.

3 The average annual total return since inception shown for each Index is calculated from September 30, 2001.

23

Western Asset Inflation Indexed Plus Bond Portfolio – Institutional Class

Calendar-Year Total Returns†

†Best quarter: Third quarter 2002: +8.00%

Worst quarter: Third quarter 2008: –5.37%

More recent return information: January 1, 2009 – March 31, 2009: 3.28%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Inflation Indexed Plus Bond Portfolio[1]	1 Year	5 Years	Portfolio Inception (March 1, 2001)
Institutional Class—Return Before Taxes	–4.04%	3.68%	5.85%
Institutional Class—Return After Taxes on Distributions	–6.46%	1.63%	3.66%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–2.37%	2.03%	3.80%
Financial Intermediary Class—Return Before Taxes	–4.32%	N/A	N/A2
Barclays Capital U.S. TIPS Index (reflects no reduction for fees, expenses or taxes)[3]	–2.35%	4.07%	6.21%[4]

1 Institutional Select Class shares of Western Asset Inflation Indexed Plus Bond Portfolio began operations on December 18, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 For the period from June 28, 2007 (commencement of operations) to December 31, 2008, the total return before taxes of the Financial Intermediary Class was 3.03%. For the period June 29, 2007 to December 31, 2008, the total return of the Barclays Capital U.S. Treasury Inflation Notes Index was 4.70%.

3 The Barclays Capital U.S. TIPS Index consists of all inflation-protected securities issued by the U.S. Treasury. The Index does not incur fees and expenses and cannot be purchased directly by investors.

4 The average annual total return since inception shown for the Index is calculated from February 28, 2001.

24

Western Asset Intermediate Bond Portfolio – Institutional Class

Calendar-Year Total Returns†

†Best quarter: Third quarter 2001: +4.29%

Worst quarter: Third quarter 2008: –4.09%

More recent return information: January 1, 2009 – March 31, 2009: 0.22%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Intermediate Bond Portfolio[1]	1 Year	5 Years	10 Years
Institutional Class—Return Before Taxes	–4.62%	2.49%	4.73%
Institutional Class—Return After Taxes on Distributions	–6.52%	0.67%	2.57%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–2.78%	1.14%	2.78%
Barclays Capital Intermediate U.S. Government/ Credit Index (reflects no deduction for fees, expenses or taxes)[2]	5.08%	4.21%	5.43%

1 Institutional Select Class shares of Western Asset Intermediate Bond Portfolio began operations on October 3, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 The Barclays Capital Intermediate U.S. Government/Credit Index is a market value-weighted index that tracks the daily price, coupon and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporations whose debt is guaranteed by the U.S. Government and has at least $100 million par amount outstanding and at least one year to maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

25

Western Asset Intermediate Plus Bond Portfolio – Institutional Class

Calendar-Year Total Returns†

†Best quarter: Third quarter 2006: +3.50%

Worst quarter: Third quarter 2008: –4.70%

More recent return information: January 1, 2009 – March 31, 2009: 0.28%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Intermediate Plus Bond Portfolio[1]	1 Year	Portfolio Inception (April 1, 2004)
Institutional Class—Return Before Taxes	–5.59%	1.76%
Institutional Class—Return After Taxes on Distributions	–7.98%	0.04%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–3.32%	0.57%
Barclays Capital Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)[2]	5.08%	3.90%[3]

1 Institutional Select Class shares of Western Asset Intermediate Plus Bond Portfolio began operations on November 10, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 The Barclays Capital Intermediate U.S. Government/Credit Index is a market value-weighted index that tracks the daily price, coupon and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporations whose debt is guaranteed by the U.S. Government and has at least $100 million par amount outstanding and at least one year to maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

3 The average annual total return since inception shown for the Index is calculated from March 31, 2004.

26

Western Asset Limited Duration Bond Portfolio – Institutional Class

Calendar-Year Total Returns†

†Best quarter: Third quarter 2006: +2.14%

Worst quarter: Third quarter 2008: –4.87%

More recent return information: January 1, 2009 – March 31, 2009: 0.30%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Limited Duration Bond Portfolio[1]	1 Year	5 Years	Portfolio Inception (October 1, 2003)
Institutional Class—Return Before Taxes	–13.16%	–0.77%	–0.69%
Institutional Class—Return After Taxes on Distributions	–14.45%	–2.15%	–2.02%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–8.49%	–1.38%	–1.28%
Merrill Lynch 1-3 Year Treasury Index (reflects no reduction for fees, expenses or taxes)[2]	6.61%	4.06%	3.89%[3]

1 Institutional Select Class shares of Western Asset Limited Duration Bond Portfolio began operations on October 29, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index, consisting of bonds with an outstanding par that is greater than or equal to $25 million and fixed rate coupons greater than 4.25%. The maturity range on these securities is from 1 to 3 years. The Index does not incur fees and expenses and cannot be purchased directly by investors.

3 The average annual total return since inception shown for the Index is calculated from September 30, 2003.

27

Western Asset Non-U.S. Opportunity Bond Portfolio – Institutional Class

Calendar-Year Total Returns†

†Best quarter: Third quarter 2001: +8.71%

Worst quarter: Second quarter 2008: –1.81%

More recent return information: January 1, 2009 – March 31, 2009: –2.45%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Non-U.S. Opportunity Bond Portfolio[1]	1 Year	5 Years	10 Years
Institutional Class—Return Before Taxes	4.60%	5.40%	6.25%
Institutional Class—Return After Taxes on Distributions	–1.07%	2.86%	3.67%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	3.00%	3.27%	3.87%
Citigroup World Government ex-U.S. Index (Hedged) (reflects no deduction for fees, expenses or taxes)[2]	8.01%	5.36%	5.40%

1 As of the date of this prospectus, Institutional Select Class shares of Western Asset Non-U.S. Opportunity Bond Portfolio have not yet commenced operations. As such, the Class does not have performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 The Citigroup World Government ex-U.S. Index (Hedged) is an index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million U.S. dollars. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Index does not incur fees and expenses and cannot be purchased directly by investors.

28

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio. Expense ratios for the current fiscal year may be higher than those shown in the "Fees and Expenses" tables—for example, if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

For each Portfolio except Western Asset Enhanced Equity Portfolio and Western Asset Global Strategic Income Portfolio (each of which has not yet commenced operations), (i) expenses for Institutional Class and Financial Intermediary Class shares are based on actual expenses for the nine month fiscal period ended December 31, 2008 restated to reflect annualized expenses related to new contractual obligations for Portfolios for record-keeping and similar services that went into effect beginning August 1, 2008 and (ii) expenses for Institutional Select Class shares are based on actual expenses for the nine month fiscal period ended December 31, 2008 (annualized) restated to remove a one-time expenses benefit realized by the Portfolios. Expenses for the Financial Intermediary Class of each of Western Asset High Yield Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio and for the Institutional Select Class and Financial Intermediary Class of Western Asset Non-U.S. Opportunity Bond Portfolio are estimated amounts for the current fiscal year as these classes are inactive. Expenses for the Institutional Select Class, Institutional Class and Financial Intermediary Class of each of Western Asset Enhanced Equity Portfolio and Western Asset Global Strategic Income Portfolio are estimated amounts for the current fiscal year as these Portfolios are inactive. Expenses for each Portfolio reflect expense reimbursements and/or fee waivers that are currently in effect.

The examples below the tables are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's Total Annual Fund Operating Expenses remain the same as shown in the respective tables that follow, including the effect of any expense reimbursements or waivers shown for the period they are in effect. Your actual costs may be higher or lower.

Western Asset Absolute Return Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.10%	0.08%	0.38%
Total Annual Fund Operating Expenses	0.85%	0.83%	1.38%
Expense Reimbursement/Waiver	(0.05)%	(0.03)%	(0.33)%
Net Expenses[3]	0.80%	0.80%	1.05%
Examples
1 Year	$82	$82	$107
3 Years	$266	$262	$404
5 Years	$466	$458	$724
10 Years	$1,044	$1,023	$1,629

29

Western Asset Core Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.41%	0.41%	0.41%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.07%	0.08%	0.17%
Total Annual Fund Operating Expenses	0.48%	0.49%	0.83%
Expense Reimbursement/Waiver	None	None	(0.08)%
Net Expenses	0.48%[6]	0.49%	0.75%[6]
Examples
1 Year	$49	$50	$77
3 Years	$154	$157	$257
5 Years	$269	$274	$453
10 Years	$604	$616	$1,018

Western Asset Core Plus Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.04%	0.07%	0.20%
Total Annual Fund Operating Expenses	0.44%	0.47%	0.85%
Expense Reimbursement/Waiver	None	None	(0.15)%
Net Expenses	0.44%[6]	0.47%	0.70%[6]
Examples
1 Year	$45	$48	$72
3 Years	$141	$151	$256
5 Years	$246	$263	$457
10 Years	$555	$591	$1,035

Western Asset Enhanced Equity Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.75%	0.75%	1.00%
Expense Reimbursement/Waiver	(0.10)%	(0.10)%[4]	(0.10)%
Net Expenses	0.65%[5]	0.65%	0.90%[5]
Examples
1 Year	$77	$77	$102
3 Years	$240	$240	$318

30

Western Asset Global Strategic Income Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.45%	0.45%	0.45%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.85%	0.85%	1.10%
Expense Reimbursement/Waiver	(0.05)%	(0.05)%[4]	(0.05)%
Net Expenses	0.80%[5]	0.80%	1.05%[5]
Examples
1 Year	$87	$87	$112
3 Years	$271	$271	$350

Western Asset High Yield Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.60%	0.60%	0.85%
Expense Reimbursement/Waiver	None	None	None
Net Expenses	0.60%[6]	0.60%	0.85%[6]
Examples
1 Year	$61	$61	$87
3 Years	$192	$192	$271
5 Years	$335	$335	$471
10 Years	$750	$750	$1,049

Western Asset Inflation Indexed Plus Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.20%	0.20%	0.20%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.18%	0.07%	0.32%
Total Annual Fund Operating Expenses	0.38%	0.27%	0.77%
Expense Reimbursement/Waiver	(0.13)%	(0.02)%[4]	(0.02)%
Net Expenses	0.25%[5]	0.25%	0.75%[5]
Examples
1 Year	$26	$26	$77
3 Years	$109	$85	$244
5 Years	$200	$150	$426
10 Years	$468	$341	$952

31

Western Asset Intermediate Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.11%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.51%	0.47%	0.72%
Expense Reimbursement/Waiver	(0.06)%	None	(0.02)%
Net Expenses	0.45%[5]	0.47%	0.70%[5]
Examples
1 Year	$46	$48	$72
3 Years	$158	$151	$228
5 Years	$279	$263	$394
10 Years	$635	$591	$893

Western Asset Intermediate Plus Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.46%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.86%	0.68%	0.93%
Expense Reimbursement/Waiver	(0.41)%	(0.13)%[4]	(0.23)%
Net Expenses	0.45%[5]	0.55%	0.70%[5]
Examples
1 Year	$46	$56	$72
3 Years	$233	$204	$273
5 Years	$437	$366	$492
10 Years	$1,023	$834	$1,122

32

Western Asset Limited Duration Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.37%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.72%	0.63%	0.88%
Expense Reimbursement/Waiver	(0.32)%	(0.10)%[4]	(0.23)%
Net Expenses	0.40%[5]	0.53%	0.65%[5]
Examples
1 Year	$41	$54	$66
3 Years	$198	$192	$258
5 Years	$369	$341	$465
10 Years	$864	$777	$1,063

Western Asset Non-U.S. Opportunity Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None		None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.45%	0.45%		0.45%
Distribution (12b-1) Fees[1]	None	None		0.25%
Other Expenses[2]	0.19%	0.19%		0.19%
Total Annual Fund Operating Expenses	0.64%	0.64%		0.89%
Expense Reimbursement/Waiver	(0.09)%	(0.04)%[4]		(0.09)%
Net Expenses	0.55%[5]	0.60%		0.80%[5]
Examples
1 Year	$56	$61	$
3 Years	$196	$201		$275
5 Years	$348	$353		$484
10 Years	$789	$795		$1,088

1 The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolios' Distribution Plans, which have only been adopted with respect to Financial Intermediary Class shares. Pursuant to each Portfolio's Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets attributable to the Portfolio's Financial Intermediary Class without shareholder approval.

2 With respect to each of the Institutional Class and Financial Intermediary Class, the Portfolio may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of these share classes may increase over time. If the fees are paid with respect to additional assets invested in either the Institutional Class or Financial Intermediary Class, the expenses of the applicable share class may increase.

3 The Manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 0.80% with respect to each of the Institutional Class and Institutional Select Class and 1.05% with respect to the Financial Intermediary Class through April 30, 2010.

4 With respect to Institutional Class shares, the Manager is contractually obligated to waive fees and/or reimburse expenses at the levels shown through April 30, 2010. The Manager may waive additional fees and/or reimburse additional expenses to the extent required by applicable law.

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5 The Manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to the level shown through April 30, 2010. The Manager may waive additional fees and/or reimburse additional expenses to the extent required by applicable law.

6 The Manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to the amounts shown below through April 30, 2010. The Manager may waive additional fees and/or reimburse additional expenses to the extent required by applicable law.

	Institutional Select Class	Financial Intermediary Class
Western Asset Core Bond Portfolio	0.50%	0.75%
Western Asset Core Plus Bond Portfolio	0.45%	0.70%
Western Asset High Yield Portfolio	0.65%	0.90%

MANAGEMENT OF THE PORTFOLIOS

General

Western Asset Funds is an open-end management investment company comprised of a variety of separate investment portfolios. Western Asset Funds was incorporated in Maryland on May 16, 1990.

Except for the investment objective of each of the Western Asset Core Bond Portfolio and Western Asset Intermediate Bond Portfolio, the Directors may change a Portfolio's investment objective, investment strategies and other policies without shareholder approval.

Board of Directors

There are currently seven Directors of the Western Asset Funds, two of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Western Asset Funds and five of whom are not "interested persons." The names and business addresses of the Directors and officers of the Western Asset Funds and their principal occupations and other affiliations during the past five years are set forth under "Management of the Portfolios" in the SAI.

Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

Manager and Advisers

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following annual rates (shown prior to any waivers or reimbursements):

Portfolio	Annual Percentage of Average Net Assets
Western Asset Absolute Return Portfolio	0.75%
Western Asset Enhanced Equity Portfolio	0.55%
Western Asset Global Strategic Income Portfolio	0.45%
Western Asset High Yield Portfolio	0.55%
Western Asset Inflation Indexed Plus Bond Portfolio	0.20%
Western Asset Intermediate Bond Portfolio	0.40%
Western Asset Intermediate Plus Bond Portfolio	0.40%
Western Asset Limited Duration Bond Portfolio	0.35%
Western Asset Non-U.S. Opportunity Bond Portfolio	0.45%

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The advisory fees for Western Asset Core Bond Portfolio and Western Asset Core Plus Bond Portfolio are calculated as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. For its services during the fiscal period ended December 31, 2008 (annualized), Western Asset Core Bond Portfolio paid the Manager 0.405% of its average daily net assets and Western Asset Core Plus Bond Portfolio paid the Manager 0.403% of its average daily net assets (in each case, prior to any waivers or reimbursements).

LMFA is a Maryland corporation formed on January 20, 1982, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.

LMPFA is a Delaware limited liability company formed on April 6, 2006. Like LMFA, LMPFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. LMPFA's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers. With respect to the Limited Duration Bond Portfolio, in addition to Western Asset, the Manager has also retained WAML to render advisory services as requested by the Manager from time to time. WAML will be considered an "Adviser" to the Limited Duration Bond Portfolio to the extent it provides advisory services to that Portfolio. In September 2008, the Board of Directors of the Western Asset Funds approved Western Singapore and Western Japan as subadvisers to the Western Asset Core Plus Bond Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Absolute Return Portfolio (the "Selected Portfolios"), under new advisory agreements with respect to each Selected Portfolio between the Manager and Western Singapore and the Manager and Western Japan.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in "Fees and Expenses" above, the Manager will pay a Portfolio's Adviser(s) the entire management fee it receives from the Portfolio. To the extent that a Portfolio has multiple Advisers, the Manager will pay a management fee to each Adviser based on the respective portion of the Portfolio's assets managed by such Adviser.

Western Asset. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $513.3 billion as of December 31, 2008. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset's investment advisory functions are highly integrated across separate legal entities in various jurisdictions, including the United States, England, Singapore, Japan and others. All of the Portfolios are advised using a team approach and, for certain Portfolios specified above, that team approach includes drawing upon the expertise of team members in the United States and/or those formally employed by Western London, Western Singapore or Western Japan. For the Portfolios they advise (as specified above), it is expected that the primary role for team members from Western London, Western Singapore and Western Japan will be providing investment advisory services with respect to non-US currency denominated securities and foreign currency instruments related to the following regions, respectively, non-US ex Asia, Asia ex Japan and Japan. Western Asset has overall authority and oversight responsibility for the day-to-day management of the Portfolios for which it is an adviser.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of WAML is 10 Exchange Place, London, England.

Western Singapore. Western Singapore, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of Western Singapore is 1 George Street #23-01, Singapore 049145.

Western Japan. Western Japan, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of Western Japan is 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chrome Chiyoda-Ku, Tokyo 100-6536, Japan.

A discussion regarding the basis for the Board of Directors' 2008 (i) renewal of Investment Management Agreements between Western Asset Funds and the Manager, (ii) renewal of Investment Advisory Agreements between the Manager and Western Asset and/or

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WAML (as applicable) and (iii) initial approval of Investment Advisory Agreements between the Manager and each of Western Japan and Western Singapore (as applicable), in each case with respect to the Portfolios is available in Western Asset Funds' annual report to shareholders for the fiscal period ending December 31, 2008. Investors can receive a free copy of the annual report by calling 1-888-425-6432 or by visiting www.westernassetfunds.com.

Expense Limitations

The Manager has, until April 30, 2010, contractually agreed to waive its fees and/or reimburse the Institutional Select Class and Financial Intermediary Class of each Portfolio and the Institutional Class of the Western Asset Absolute Return Portfolio to the extent expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for any such class exceed the annual rate described in the Fees and Expenses section. Any amounts waived or reimbursed in a particular fiscal year for the Institutional Select Class or Financial Intermediary Class of a Portfolio (or the Institutional Class of Western Asset Absolute Return Portfolio) will be subject to repayment by such class of the applicable Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause the expenses of such class to exceed the limit set forth in the Fees and Expenses section. In addition, the Manager has, until April 30, 2010, contractually agreed to waive its fees and/or reimburse expenses of the Institutional Class of each Portfolio (except the Western Asset Absolute Return Portfolio) at the rate described in the Fees and Expenses Section. The Manager may waive additional fees and/or reimburse additional expenses of any class and/or Portfolio to the extent required by applicable law.

Portfolio Managers

Western Asset Absolute Return Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Detlev Schlichter serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Each portfolio manager has been responsible for the Portfolio since its inception. Each portfolio manager except Mr. Schlichter and Mr. Buchanan has been employed by Western Asset as portfolio managers for at least the past five years. Mr. Schlichter has been employed by WAML as a portfolio manager for at least the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Western Asset Core Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Edward A. Moody and Carl L. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Moody and Mr. Eichstaedt have been employed by Western Asset as portfolio managers for at least the past five years. Prior to joining Western Asset as a portfolio manager in 2006, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1996. Mr. Leech, Mr. Walsh and Mr. Moody and have served as portfolio managers to the Portfolio since its inception in 1990. Mr. Lindbloom and Mr. Eichstaedt have served as portfolio managers to the Portfolio since 2006 and 1994, respectively.

Western Asset Core Plus Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Edward A. Moody, Carl L. Eichstaedt, Michael C. Buchanan, Keith J. Gardner and Detlev Schlichter serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Eichstaedt and Mr. Gardner have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Schlichter has been employed by WAML as a portfolio manager for at least the past five years. Prior to joining Western Asset as a portfolio

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manager in 2006, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1996. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Eichstaedt and Mr. Gardner have served as portfolio managers to the Portfolio since its inception in 1998. Mr. Lindbloom, Mr. Buchanan and Mr. Schlichter have served as portfolio managers to the Portfolio since 2006, 2005 and 2001, respectively.

Western Asset Enhanced Equity Portfolio. Although this Portfolio is not currently operational, the Portfolio would be managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh would serve as co-leaders of this team and would be responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio would invest. As portfolio managers, their focus would be on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh and Mr. Flick have been employed as portfolio managers for Western Asset for at least the past five years.

Western Asset Global Strategic Income Portfolio. Although this Portfolio is not currently operational, the Portfolio would be managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh and Detlev S. Schlichter would serve as co-leaders of this team and would be responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio would invest. As portfolio managers, their focus would be on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for at least the past five years. Mr. Schlichter has been employed by WAML as a portfolio manager for at least the past five years.

Western Asset High Yield Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Michael A. Buchanan and Keith J. Gardner serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh and Mr. Gardner have been employed as portfolio managers for Western Asset for at least the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Leech, Mr. Walsh and Mr. Gardner have served as portfolio managers to the Portfolio since its inception in 2001. Mr. Buchanan has served as a portfolio manager to the Portfolio since 2005.

Western Asset Inflation Indexed Plus Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Peter H. Stutz and Paul E. Wynn serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Stutz and Mr. Wynn have been employed as portfolio managers for Western Asset for at least the past five years. Mr. Leech, Mr. Walsh Mr. Stutz and Mr. Wynn have served as portfolio managers to the Portfolio since its inception in 2001. Mr. Wynn has served as portfolio manager since 2009.

Western Asset Intermediate Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Andrea A. Mack serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Eichstaedt and Ms. Mack have been employed as portfolio managers for Western Asset for at least the

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past five years. Mr. Leech, Mr. Walsh and Mr. Eichstaedt have served as portfolio managers to the Portfolio since its inception in 1994. Ms. Mack has served as a portfolio manager to the Portfolio since 2009.

Western Asset Intermediate Plus Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, and Julien A. Scholnick serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Scholnick have been employed as portfolio managers for Western Asset for at least the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Leech, Mr. Walsh and Mr. Gardner have served as portfolio managers to the Portfolio since its inception in 2004. Mr. Buchanan has served as a portfolio manager to the Portfolio since 2005. Mr. Scholnick has served as a portfolio manager to the Portfolio since 2009.

Western Asset Limited Duration Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Julien A. Scholnick serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh and Ms. Mack have been employed as portfolio managers for Western Asset for at least the past five years and have served as portfolio managers to the Portfolio since its inception in 2003. Mr. Scholnick has served as a portfolio manager since 2009.

Western Asset Non-U.S. Opportunity Bond Portfolio. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh and Detlev S. Schlichter serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for at least the past five years. Mr. Leech and Mr. Walsh have served as portfolio managers to the Portfolio since its inception in 1998. Mr. Schlichter has been employed by WAML as a portfolio manager for at least the past five years and has served as portfolio manager to the Portfolio since 2001.

The Portfolios' SAI provides information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Portfolio they advise.

Expenses

Each Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser(s) or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares). The Manager is responsible for the payment of any transfer agency fees in excess of 0.25% of the average daily net assets of a Portfolio's class of shares.

Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher

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portfolio turnover rates, such as those above 100%, are likely to result in higher trading costs or other transaction costs and could give rise to a greater amount of taxable capital gains, including short-term gains taxed upon distribution at ordinary income rates.

PURCHASE OF SHARES

The Portfolios offer three classes of shares: Institutional Select Class, Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

Initial Investment

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to Legg Mason Institutional Services at the following address: 100 Light Street, Baltimore, Maryland 21202. Shares of a Portfolio are available to investors as follows:

Financial Intermediary and Institutional Class Shares of a Portfolio are available for purchase by:

1—Institutional Investors who make an initial investment of at least $1 million in the Portfolio. Generally, Institutional Investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowment plans, defined benefit employee benefit plans and similar entities.

2—Retirement Plans such as 401(k) retirement plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, and non-qualified deferred compensation plans. Retirement Plans do not include defined benefit employee benefit plans, individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts.

3—Investors Purchasing Through Financial Intermediaries such as banks, brokers, dealers, insurance companies and other financial intermediaries that offer their clients the ability to purchase shares through investment programs such as fee-based advisory programs. Shareholders should contact their financial intermediary for information regarding the financial intermediary's policies on purchasing, exchanging, and redeeming shares as well as initial and subsequent investment minimums and any fees associated with the purchase and redemption of shares. This Prospectus should be read by customers of the financial intermediaries in connection with any such information received from the financial intermediaries. Any fees, charges, or requirements imposed by financial intermediaries will be in addition to the fees and requirements of this Prospectus.

Institutional Class shares of the Portfolios may also be purchased by (i) current and former Board members of investment companies managed by affiliates of Legg Mason, Inc., (ii) current and former board members of Legg Mason, Inc., (iii) employees of Legg Mason, Inc. and (iv) in each case, the immediate families of such persons.

Institutional Select Class Shares of a Portfolio are available for purchase by Institutional Investors and Retirement Plans (each described above) that make an initial investment of at least $1 million in the Portfolio. Shares of the Institutional Select Class are available only to Institutional Investors and Retirement Plans that hold their shares in one account with that Portfolio, which account is not subject to payment of recordkeeping or similar fees paid by the Portfolio.

The Portfolios reserve the right to revise any minimum investment requirement and may waive it in their sole discretion.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

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Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific Portfolio and share class and include the account name and number.

With respect to the Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio, dividends will begin to accrue on settlement date.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. See "Net Asset Value" below. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

As described below, each Portfolio may offer Institutional Class shares and Financial Intermediary Class shares primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class' assets pursuant to the class' distribution plan (in the case of the Financial Intermediary Class) or otherwise. These services may include sub-accounting and other shareholder services. A Portfolio may pay different financial intermediaries different rates for sub-accounting, record-keeping and other services when the applicable Portfolio determines that this is in the best interest of the Portfolio and its shareholders. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Legg Mason Investor Services, LLC ("LMIS") and its affiliates (including the Manager and the Advisers) may from time to time, at their own expense, make payments, which could be substantial, to financial intermediaries that sell Institutional Select, Institutional or Financial Intermediary Class shares of the Portfolios or to other parties in connection with the sale or servicing of such shares. Salespersons and others entitled to receive compensation for selling or servicing Portfolio shares may receive greater compensation with respect to one class of shares than the other. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional Investments

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and LMIS, the Portfolios' Distributor, reserve the right, in their sole discretion, to request additional documents and information from investors in connection with purchase orders, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect or incomplete in any manner judged by a Portfolio to be material (e.g., in a manner such

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as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Mutual funds are required to obtain and verify information that identifies investors opening new accounts. When you sign your account application, you may be asked to provide additional information in order for the Portfolio to verify your identity. If a Portfolio is unable to collect the required information, it may not be able to open your account. A Portfolio or LMIS may share identifying information with third parties for the purpose of verification. If a Portfolio or LMIS cannot verify identifying information after opening your account, the Portfolio reserves the right to restrict or close your account, to withhold monies, and to take such other actions as may be required by applicable law.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Retirement Plans

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

Legg Mason Funds
P.O. Box 55214

Boston, Massachusetts 02205-8504

Significant Investors

Certain investment companies may invest in the Portfolios and may at times have substantial investments in one or more Portfolios. These investment companies are referred to as "funds of funds" because they invest primarily in other investment companies.

From time to time, a Portfolio may experience relatively large redemptions or investments due to transactions in Portfolio shares by a fund of funds or other significant investor. The effects of these transactions could adversely affect a Portfolio's performance. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of a Portfolio. In addition, when a fund of funds or other investor owns a substantial portion of the shares of a Portfolio, a large redemption by the fund of funds or other investor could cause the Portfolio's expenses to increase and could result in the Portfolio becoming too small to be economically viable. Redemptions of Portfolio shares could also accelerate the realization of taxable capital gains in the Portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Portfolio's shares.

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DISTRIBUTION PLANS

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, fees in an amount up to 0.40% on an annual basis of the average daily net assets of that class to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plans are currently limited to 0.25% of average daily net assets. Because the fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information regarding the Plans and their terms, see the SAI.

REDEMPTION OF SHARES

Portfolio shares may be redeemed through four methods: (1) by sending a written request for redemption to Legg Mason Funds, P.O. Box 55214, Boston, Massachusetts 02205-8504; (2) by faxing a request to Legg Mason Investor Services—Institutional, c/o BFDS, at 1-781-796-3326; (3) by calling Legg Mason Institutional Services at 1-888-425-6432; or (4) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Services at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

1)  The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2)  The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3)  Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

4)  The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, as well as to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in-kind at the discretion of the Portfolio. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Services by calling 1-888-425-6432.

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Any Portfolio may elect to close the shareholder account of a Retirement Plan holding Institutional Select Class shares or an Institutional Investor when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, non-U.S. banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

■  Remitting redemption proceeds to any person, address or bank account not on record.

■  Making changes to the account registration after the account has been opened.

■  Transferring shares to another Portfolio with a different registration.

Systematic Withdrawal Plan

Certain accounts may be eligible to make systematic withdrawals from a Portfolio. Contact Legg Mason Institutional Services at 1-888-425-6432 to determine your account's eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, it may not be in your interest to purchase additional shares of a Portfolio in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

EXCHANGE PRIVILEGE

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios or, if the investor meets the applicable eligibility requirements for making an initial investment in the applicable share class, directly for shares of a different class of the same Portfolio, provided, in each case, that the shares of that class are being offered at the time of the proposed exchange. Shareholders in any Portfolio may also exchange their shares for the same class of shares of any other funds/Portfolios distributed by LMIS so long as the proposed exchange meets the eligibility requirements of the shares of the other fund/Portfolio. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. See "Frequent Trading of Portfolio Shares" below. For further information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Services at 1-888-425-6432. The Portfolios reserve the right to modify or terminate the exchange privilege at any time.

FREQUENT TRADING OF PORTFOLIO SHARES

Frequent purchases and redemptions of Portfolio shares may interfere with the efficient management of the Portfolios, increase portfolio transaction costs, and have a negative effect on the Portfolios' long-term shareholders. For example, in order to handle

43

large flows of cash into and out of a Portfolio, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Portfolio's investment objective. Frequent trading may cause a Portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Portfolio's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Portfolio's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Portfolio's investments. Portfolios investing in foreign securities have been particularly susceptible to this form of arbitrage, but other portfolios could also be affected.

Because of the potential harm to funds sold by LMIS (the Portfolios' distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Portfolio may limit additional exchanges or purchases of Portfolio shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities in the Portfolio or in other funds sold by LMIS. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares.

Under the Portfolios' policies and procedures, the Portfolios reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the Manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder's trading privileges in LMIS distributed funds if that shareholder has engaged in a total of three or more "Round Trips" across all LMIS distributed funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into a Portfolio/fund followed by a sale (including redemptions and exchanges) of the same Portfolio/fund or a similar number of shares out of the Portfolio/fund within 30 days of such purchase. Purchases and sales of a Portfolio's/fund's shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account, accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Portfolio/fund shares for a number of its customers in one account. A Portfolio's/fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a Portfolio's/fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Portfolios' policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. The Portfolios have also adopted policies and procedures to prevent the selective release of information about the Portfolios' holdings, as such information may be used for market-timing and similar abusive practices.

The Portfolios' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Portfolios or other techniques that may be adopted in the future

44

may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a Portfolio is unable to detect and deter trading abuses, the Portfolio's performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Portfolio shares, even when the trading is not for abusive purposes. Furthermore, a Portfolio may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the Portfolios will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The Portfolios reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

NET ASSET VALUE

A Portfolio's net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. A Portfolio calculates its net asset value(s) every day the Exchange is open. These calculations are done as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the Portfolio calculates its net asset value(s) as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value each Portfolio's securities and other assets for the purposes of determining the Portfolio's net asset value. The valuation of a Portfolio's assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for each Portfolio to the Manager. The procedures adopted by the Board cover types of assets in addition to those described below.

The market price for debt obligations and derivative securities is generally the price supplied by an independent third party pricing service approved by the Portfolios' Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

The Portfolios generally value their securities based on market prices determined at the close of regular trading on the Exchange. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When a Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. Because certain Portfolios may invest in securities of issuers located in emerging markets, high yield securities and/or securities of issuers with small capitalizations—some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable—those Portfolios may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. A Portfolio may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Portfolio's net asset value is calculated. In particular, the value of foreign securities, fixed income securities and currencies may be materially affected by events occurring after the close of the market on which they are valued, but before the Portfolio prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Portfolio that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the Portfolio might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the Portfolio could obtain the fair value assigned

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to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value. Therefore, investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Portfolio had not fair-valued the security or had used a different methodology.

A Portfolio may invest in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem the Portfolio's shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Western Asset Enhanced Equity Portfolio, Western Asset Global Strategic Income Portfolio, Western Asset High Yield Portfolio and Western Asset Non-U.S. Opportunity Bond Portfolio declare and pay dividends four times per year out of their available net investment income, if any.

The Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of their net investment income since the prior business day's dividend. Shares will begin to earn dividends on settlement date.

The Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio pay dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

1)  Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

2)  Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

3)  Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

4)  Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, up to and including the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying Legg Mason Institutional Services in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

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PORTFOLIO DISCLOSURE POLICY

A description of Western Asset Funds' policies and procedures with respect to the disclosure of portfolio securities holdings is available in the SAI. The Portfolios' complete portfolio holdings will be available on the Western Asset Funds' website at http://www.westernassetfunds.com on the next to last business day of the month following each quarter-end and partial information concerning the Portfolios' portfolio holdings (such as top ten holdings) is available on the Western Asset Funds' website in fact sheets and other formats on a monthly or quarterly basis approximately 14 calendar days after the month- or quarter-end. Such information will remain available until the next quarter's holdings are posted.

TAX INFORMATION

Each Portfolio intends to qualify or continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes in a timely manner to shareholders. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are timely distributed to shareholders. Each Portfolio therefore intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders on a current basis. A Portfolio's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Early each year, each Portfolio will notify its shareholders of the amount and tax status of distributions paid during the prior year.

The following discussion assumes that a Portfolio will qualify as a regulated investment company. This discussion is only a summary only of certain federal income tax consequences of investing in a Portfolio.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gain (the excess of net gains from the sale of capital assets held by the Portfolio for more than one year over net losses from the sale of capital assets held by the Portfolio for one year or less) that are properly designated by the Portfolio as capital gain dividends will generally be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to most individual shareholders have been temporarily reduced for taxable years beginning before January 1, 2011—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Portfolio as derived from "qualified dividend income" will be taxable in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Portfolio level. It is not expected that a significant portion of distributions will be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situations.

In addition to income tax on a Portfolio's distributions, any gain resulting from a sale (other than by a qualified retirement plan or other tax-exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares for shares of another Portfolio generally will be treated as a sale of Portfolio shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

Shareholders and prospective shareholders are urged to consult their tax advisers with respect to the effects of an investment in a Portfolio in their particular tax situations (including possible liability for non-U.S., state, local and other taxes). Further information regarding taxes, including certain federal income tax consideration relevant to foreign persons, in is included in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

Western Asset Absolute Return Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007B
Net asset value, beginning of period	$9.82		$10.23		$10.00
Investment operations:
Net investment income	.38	C	.49	C	.36	C
Net realized and unrealized gain/(loss)	(1.71)		(.36)		.29
Total from investment operations	(1.33)		.13		.65
Distributions from:
Net investment income	(.44)		(.49)		(.35)
Net realized gain on investments	(.24)		(.05)		(.07)
Total distributions	(.68)		(.54)		(.42)
Net asset value, end of period	$7.81		$9.82		$10.23
Total return	(14.20	)%D	1.31%		6.63	%D
Ratios to Average Net Assets:E
Total expenses	.83	%F	.84%		1.09	%F
Expenses net of waivers, if any	.80	%F	.84%		.93	%F
Expenses net of all reductions	.80	%F	.83%		.89	%F
Net investment income	5.5	%F	4.9%		4.9	%F
Supplemental Data:
Portfolio turnover rate	229.6	%D	386.9%		182.2	%D
Net assets, end of period (in thousands)	$152,349		$560,219		$371,239

A  For the period April 1, 2008 to December 31, 2008.

B  For the period July 6, 2006 (commencement of operations) to March 31, 2007.

C  Computed using average daily shares outstanding.

D  Not annualized.

E  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

F  Annualized.

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Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008G
Net asset value, beginning of period	$9.15
Investment operations:
Net investment income	.20	C
Net realized and unrealized loss	(1.26)
Total from investment operations	(1.06)
Distributions from:
Net investment income	(.27)
Total distributions	(.27)
Net asset value, end of period	$7.82
Total return	(11.69	)%D
Ratios to Average Net Assets:E
Total expenses	.85	%F
Expenses net of waivers, if any	.80	%F
Expenses net of all reductions	.80	%F
Net investment income	5.8	%F
Supplemental Data:
Portfolio turnover rate	229.6	%D
Net assets, end of period (in thousands)	$161,094

G  For the period August 4, 2008 (commencement of operations) to December 31, 2008.

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Financial Intermediary Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007H
Net asset value, beginning of period	$9.82		$10.23		$10.17
Investment operations:
Net investment income	.35	C	.47	C	.27	C
Net realized and unrealized gain/(loss)	(1.69)		(.37)		.13
Total from investment operations	(1.34)		.10		.40
Distributions from:
Net investment income	(.42)		(.46)		(.27)
Net realized gain on investments	(.24)		(.05)		(.07)
Total distributions	(.66)		(.51)		(.34)
Net asset value, end of period	$7.82		$9.82		$10.23
Total return	(14.31	)%D	1.03%		3.99	%D
Ratios to Average Net Assets:E
Total expenses	1.38	%F	1.31%		85.97	%F
Expenses net of waivers, if any	1.05	%F	1.06%		1.18	%F
Expenses net of all reductions	1.05	%F	1.03%		1.16	%F
Net investment income	5.5	%F	4.7%		4.6	%F
Supplemental Data:
Portfolio turnover rate	229.6	%D	386.9%		182.2	%D
Net assets, end of period (in thousands)	$813		$406		$17

H  For the period September 6, 2006 (commencement of operations) to March 31, 2007.

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Western Asset Core Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$10.54		$11.37		$11.05		$11.29		$11.81		$11.57
Investment operations:
Net investment income	.42	B	.58	B	.55	B	.49	C	.39	C	.41	C
Net realized and unrealized gain/(loss)	(1.34)		(.78)		.34		(.22)		(.21)		.45
Total from investment operations	(.92)		(.20)		.89		.27		.18		.86
Distributions from:
Net investment income	(.54)		(.58)		(.57)		(.51)		(.39)		(.44)
Net realized gain on investments	—		(.05)		—		—	D	(.31)		(.18)
Total distributions	(.54)		(.63)		(.57)		(.51)		(.70)		(.62)
Net asset value, end of period	$9.08		$10.54		$11.37		$11.05		$11.29		$11.81
Total return	(8.88	)%E	(1.88)%		8.23%		2.46%		1.68%		7.64%
Ratios to Average Net Assets:F
Total expenses	.47	%G	.44%		.47%		.45%		.46%		.49%
Expenses net of waivers, if any	.47	%G	.44%		.47%		.45%		.46%		.49%
Expenses net of all reductions	.47	%G	.44%		.47%		.45%		.46%		.49%
Net investment income	5.6	%G	5.3%		4.9%		4.3%		3.4%		3.5%
Supplemental Data:
Portfolio turnover rate	140.8	%E	455.0%		431.7%		540.4%		407.2%		464.6%
Net assets, end of period (in thousands)	$2,558,597		$5,140,277		$4,975,052		$4,243,248		$3,277,782		$2,187,219

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Amount less than $.01 per share.

E  Not annualized.

F  Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

G  Annualized.

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Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008H
Net asset value, beginning of period	$10.11
Investment operations:
Net investment income	.15	B
Net realized and unrealized loss	(.87)
Total from investment operations	(.72)
Distributions from:
Net investment income	(.30)
Total distributions	(.30)
Net asset value, end of period	$9.09
Total return	(7.08	)%E
Ratios to Average Net Assets:F
Total expenses	.45	%G
Expenses net of waivers, if any	.45	%G
Expenses net of all reductions	.45	%G
Net investment income	5.2	%G
Supplemental Data:
Portfolio turnover rate	140.8	%E
Net assets, end of period (in thousands)	$240,681

H  For the period August 29, 2008 (commencement of operations) to December 31, 2008.

52

Financial Intermediary Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$10.54		$11.37		$11.05		$11.29		$11.81		$11.57
Investment operations:
Net investment income	.40	B	.56	B	.51	B	.47	C	.38	C	.40	C
Net realized and unrealized gain/(loss)	(1.34)		(.79)		.35		(.22)		(.23)		.43
Total from investment operations	(.94)		(.23)		.86		.25		.15		.83
Distributions from:
Net investment income	(.52)		(.55)		(.54)		(.49)		(.36)		(.41)
Net realized gain on investments	—		(.05)		—		—	D	(.31)		(.18)
Total distributions	(.52)		(.60)		(.54)		(.49)		(.67)		(.59)
Net asset value, end of period	$9.08		$10.54		$11.37		$11.05		$11.29		$11.81
Total return	(9.06	)%E	(2.12)%		7.95%		2.19%		1.42%		7.36%
Ratios to Average Net Assets:F
Total expenses	.77	%G	.69%		.72%		.70%		.72%		.76%
Expenses net of waivers, if any	.72	%G	.69%		.72%		.70%		.72%		.75%
Expenses net of all reductions	.72	%G	.69%		.72%		.70%		.72%		.75%
Net investment income	5.3	%G	5.1%		4.6%		4.1%		4.2%		3.3%
Supplemental Data:
Portfolio turnover rate	140.8	%E	455.0%		431.7%		540.4%		407.2%		464.6%
Net assets, end of period (in thousands)	$1,169,174		$1,627,400		$1,402,721		$360,819		$265,518		$121,607

53

Western Asset Core Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$9.87		$10.55		$10.24		$10.52		$10.71		$10.40
Investment operations:
Net investment income	.39	B	.55	B	.51	B	.45	C	.37	C	.37	C
Net realized and unrealized gain/(loss)	(1.17)		(.62)		.33		(.18)		.04		.55
Total from investment operations	(.78)		(.07)		.84		.27		.41		.92
Distributions from:
Net investment income	(.43)		(.53)		(.53)		(.52)		(.35)		(.41)
Net realized gain on investments	—		(.08)		—	D	(.03)		(.25)		(.20)
Total distributions	(.43)		(.61)		(.53)		(.55)		(.60)		(.61)
Net asset value, end of period	$8.66		$9.87		$10.55		$10.24		$10.52		$10.71
Total return	(8.01	)%E	(.72)%		8.48%		2.57%		4.01%		9.12%
Ratios to Average Net Assets:F
Total expenses	.46	%G	.43%		.44%		.45%		.45%		.48%
Expenses net of waivers, if any	.46	%G	.43%		.44%		.45%		.45%		.45%
Expenses net of all reductions	.46	%G	.43%		.44%		.45%		.45%		.45%
Net investment income	5.5	%G	5.4%		4.9%		4.3%		3.3%		3.6%
Supplemental Data:
Portfolio turnover rate	124.4	%E	488.2%		448.6%		549.4%		586.1%		463.8%
Net assets, end of period (in thousands)	$6,607,180		$12,943,882		$11,495,842		$6,896,815		$4,565,054		$3,286,650

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Amount less than $.01 per share.

E  Not annualized.

F  Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

G  Annualized.

54

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008H
Net asset value, beginning of period	$9.34
Investment operations:
Net investment income	.20	B
Net realized and unrealized loss	(.62)
Total from investment operations	(.42)
Distributions from:
Net investment income	(.26)
Total distributions	(.26)
Net asset value, end of period	$8.66
Total return	(4.54	)%E
Ratios to Average Net Assets:F
Total expenses	.44	%G
Expenses net of waivers, if any	.44	%G
Expenses net of all reductions	.44	%G
Net investment income	5.7	%G
Supplemental Data:
Portfolio turnover rate	124.4	%E
Net assets, end of period (in thousands)	$1,559,843

H  For the period August 4, 2008 (commencement of operations) to December 31, 2008.

55

Financial Intermediary Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$9.88		$10.56		$10.24		$10.52		$10.71		$10.40
Investment operations:
Net investment income	.37	B	.52	B	.48	B	.42	C	.35	C	.36	C
Net realized and unrealized gain/(loss)	(1.17)		(.62)		.35		(.18)		.04		.54
Total from investment operations	(.80)		(.10)		.83		.24		.39		.90
Distributions from:
Net investment income	(.42)		(.50)		(.51)		(.49)		(.33)		(.39)
Net realized gain on investments	—		(.08)		—	D	(.03)		(.25)		(.20)
Total distributions	(.42)		(.58)		(.51)		(.52)		(.58)		(.59)
Net asset value, end of period	$8.66		$9.88		$10.56		$10.24		$10.52		$10.71
Total return	(8.28	)%E	(.97)%		8.30%		2.32%		3.77%		8.82%
Ratios to Average Net Assets:F
Total expenses	.77	%G	.68%		.69%		.70%		.70%		.73%
Expenses net of waivers, if any	.70	%G	.68%		.69%		.70%		.70%		.70%
Expenses net of all reductions	.70	%G	.68%		.69%		.70%		.70%		.70%
Net investment income	5.2	%G	5.1%		4.7%		4.0%		2.9%		3.2%
Supplemental Data:
Portfolio turnover rate	124.4	%E	488.2%		448.6%		549.4%		586.1%		463.8%
Net assets, end of period (in thousands)	$840,452		$1,215,985		$767,903		$503,217		$191,085		$7,040

56

Western Asset High Yield Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$9.30		$10.75		$10.34		$10.49		$10.28		$9.56
Investment operations:
Net investment income	.66	B	.83	B	.80	B	.76	C	.61	C	.78	C
Net realized and unrealized gain/(loss)	(3.05)		(1.41)		.39		(.05)		.17		.89
Total from investment operations	(2.39)		(.58)		1.19		.71		.78		1.67
Distributions from:
Net investment income	(.92)		(.80)		(.78)		(.73)		(.57)		(.95)
Net realized gain on investments	—		(.07)		—	D	(.13)		—		—
Total distributions	(.92)		(.87)		(.78)		(.86)		(.57)		(.95)
Net asset value, end of period	$5.99		$9.30		$10.75		$10.34		$10.49		$10.28
Total return	(27.19	)%E	(5.88)%		12.14%		7.30%		7.81%		18.27%
Ratios to Average Net Assets:F
Total expenses	.60	%G	.59%		.61%		.62%		.62%		.67%
Expenses net of waivers, if any	.60	%G	.59%		.61%		.62%		.62%		.58%
Expenses net of all reductions	.60	%G	.58%		.61%		.62%		.62%		.58%
Net investment income	10.4	%G	8.3%		7.8%		7.8%		7.0%		7.9%
Supplemental Data:
Portfolio turnover rate	40.9	%E	59.1%		63.6%		147.2%		121.0%		116.0%
Net assets, end of period (in thousands)	$439,446		$800,103		$879,323		$596,918		$414,417		$189,458

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Amount less than $.01 per share.

E  Not annualized.

F  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

G  Annualized.

57

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008H
Net asset value, beginning of period	$8.86
Investment operations:
Net investment income	.37	B
Net realized and unrealized loss	(2.77)
Total from investment operations	(2.40)
Distributions from:
Net investment income	(.40)
Total distributions	(.40)
Net asset value, end of period	$6.06
Total return	(27.16	)%E
Ratios to Average Net Assets:F
Total expenses	.60	%G
Expenses net of waivers, if any	.60	%G
Expenses net of all reductions	.60	%G
Net investment income	12.4	%G
Supplemental Data:
Portfolio turnover rate	40.9	%E
Net assets, end of period (in thousands)	$77,795

H  For the period August 4, 2008 (commencement of operations) to December 31, 2008.

58

Western Asset Inflation Indexed Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$11.08		$10.43		$10.25		$10.74		$11.24		$10.96
Investment operations:
Net investment income	.44	B	.61	B	.39	B	.54	C	.42	C	.37	C
Net realized and unrealized gain/(loss)	(1.32)		.67		.20		(.38)		(.10)		.71
Total from investment operations	(.88)		1.28		.59		.16		.32		1.08
Distributions from:
Net investment income	(.47)		(.63)		(.41)		(.56)		(.42)		(.37)
Net realized gain on investments	(.20)		—		—		(.09)		(.40)		(.43)
Total distributions	(.67)		(.63)		(.41)		(.65)		(.82)		(.80)
Net asset value, end of period	$9.53		$11.08		$10.43		$10.25		$10.74		$11.24
Total return	(8.32	)%D	12.77%		5.89%		1.44%		3.27%		10.33%
Ratios to Average Net Assets:E
Total expenses	.27	%F	.27%		.29%		.27%		.27%		.27%
Expenses net of waivers, if any	.25	%F	.25%		.25%		.25%		.25%		.25%
Expenses net of all reductions	.25	%F	.25%		.25%		.25%		.25%		.25%
Net investment income	5.8	%F	5.8%		3.8%		5.0%		3.8%		3.4%
Supplemental Data:
Portfolio turnover rate	74.4	%D	141.7%		96.4%		177.1%		255.5%		281.8%
Net assets, end of period (in thousands)	$469,959		$846,594		$644,236		$542,532		$461,746		$346,379

A  For the period April 1, 2008 to December 31, 2008

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Not annualized.

E  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

F  Annualized.

59

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008G
Net asset value, beginning of period	$9.63
Investment operations:
Net investment loss	(.03	)B
Net realized and unrealized loss	(.07)
Total from investment operations	(.10)
Net asset value, end of period	$9.53
Total return	(1.04	)%D
Ratios to Average Net Assets:E
Total expenses	.24	%F
Expenses net of waivers, if any	.24	%F
Expenses net of all reductions	.24	%F
Net investment loss	(10.0	)%F
Supplemental Data:
Portfolio turnover rate	74.4	%D
Net assets, end of period (in thousands)	$22,573

G  For the period December 18, 2008 (commencement of operations) to December 31, 2008

60

Financial Intermediary Class:

	PERIOD ENDED DECEMBER 31, 2008A		PERIOD ENDED MARCH 31, 2008I
Net asset value, beginning of period	$11.06		$10.02
Investment operations:
Net investment income	.17	B	.35	B
Net realized and unrealized gain/(loss)	(1.06)		1.06
Total from investment operations	(.89)		1.41
Distributions from:
Net investment income	(.46)		(.37)
Net realized gain on investments	(.20)		—
Total distributions	(.66)		(.37)
Net asset value, end of period	$9.51		$11.06
Total return	(8.47	)%D	14.29	%D
Ratios to Average Net Assets:H
Total expenses	.77	%F	.71	%F
Expenses net of waivers, if any	.52	%F	.48	%F
Expenses net of all reductions	.52	%F	.48	%F
Net investment income	2.4	%F	4.1	%F
Supplemental Data:
Portfolio turnover rate	74.4	%D	141.7	%D
Net assets, end of period (in thousands)	$162		$36

I  For the period June 28, 2007 (commencement of operations) to March 31, 2008.

61

Western Asset Intermediate Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$10.30		$10.43		$10.21		$10.51		$11.01		$10.92
Investment operations:
Net investment income	.34	B	.52	B	.49	B	.44	C	.38	C	.44	C
Net realized and unrealized gain/(loss)	(.82)		(.14)		.22		(.20)		(.22)		.36
Total from investment operations	(.48)		.38		.71		.24		.16		.80
Distributions from:
Net investment income	(.37)		(.51)		(.49)		(.44)		(.38)		(.44)
Net realized gain on investments	(.13)		—		—		(.10)		(.28)		(.27)
Total distributions	(.50)		(.51)		(.49)		(.54)		(.66)		(.71)
Net asset value, end of period	$9.32		$10.30		$10.43		$10.21		$10.51		$11.01
Total return	(4.72	)%D	3.77%		7.17%		2.37%		1.66%		7.58%
Ratios to Average Net Assets:E
Total expenses	.46	%F	.45%		.46%		.47%		.46%		.47%
Expenses net of waivers, if any	.46	%F	.45%		.45%		.45%		.45%		.45%
Expenses net of all reductions	.46	%F	.45%		.45%		.45%		.45%		.45%
Net investment income	4.6	%F	5.0%		4.8%		4.3%		3.6%		4.0%
Supplemental Data:
Portfolio turnover rate	164.7	%D	239.0%		244.1%		266.1%		215.7%		255.1%
Net assets, end of period (in thousands)	$475,695		$706,873		$639,735		$739,492		$660,480		$587,229

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Not annualized.

E  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

F  Annualized.

62

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008G
Net asset value, beginning of period	$9.49
Investment operations:
Net investment income	.09	B
Net realized and unrealized loss	(.13)
Total from investment operations	(.04)
Distributions from:
Net investment income	(.14)
Total distributions	(.14)
Net asset value, end of period	$9.31
Total return	(.41	)%D
Ratios to Average Net Assets:E
Total expenses	.46	%F
Expenses net of waivers, if any	.45	%F
Expenses net of all reductions	.45	%F
Net investment income	4.5	%F
Supplemental Data:
Portfolio turnover rate	164.7	%D
Net assets, end of period (in thousands)	$50,196

G  For the period October 3, 2008 (commencement of operations) to December 31, 2008.

63

Western Asset Intermediate Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005
Net asset value, beginning of period	$9.67		$9.95		$9.74		$9.86		$10.00
Investment operations:
Net investment income	.32	B	.49	B	.45	B	.40	C	.32	C
Net realized and unrealized gain/(loss)	(.81)		(.26)		.21		(.11)		(.14)
Total from investment operations	(.49)		.23		.66		.29		.18
Distributions from:
Net investment income	(.40)		(.49)		(.45)		(.41)		(.32)
Net realized gain on investments	(.24)		(.02)		—		—		—
Total distributions	(.64)		(.51)		(.45)		(.41)		(.32)
Net asset value, end of period	$8.54		$9.67		$9.95		$9.74		$9.86
Total return	(5.37	)%D	2.35%		6.98%		2.99%		1.81%
Ratios to Average Net Assets:E
Total expenses	.64	%F	.58%		.63%		.76%		1.22%
Expenses net of waivers, if any	.49	%F	.45%		.45%		.45%		.45%
Expenses net of all reductions	.49	%F	.45%		.45%		.45%		.45%
Net investment income	4.7	%F	5.0%		4.6%		4.1%		3.1%
Supplemental Data:
Portfolio turnover rate	181.5	%D	300.0%		312.2%		368.6%		463.5%
Net assets, end of period (in thousands)	$70,093		$110,814		$86,822		$69,908		$40,637

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Not annualized.

E  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

F  Annualized.

64

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008G
Net asset value, beginning of period	$8.31
Investment operations:
Net investment income	.05	B
Net realized and unrealized gain	.31
Total from investment operations	.36
Distributions from:
Net investment income	(.14)
Total distributions	(.14)
Net asset value, end of period	$8.53
Total return	4.32	%D
Ratios to Average Net Assets:E
Total expenses	.63	%F
Expenses net of waivers, if any	.45	%F
Expenses net of all reductions	.45	%F
Net investment income	4.6	%F
Supplemental Data:
Portfolio turnover rate	181.5	%D
Net assets, end of period (in thousands)	$7,057

G  For the period November 10, 2008 (commencement of operations) to December 31, 2008.

65

Western Asset Limited Duration Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004B
Net asset value, beginning of period	$8.96		$9.88		$9.80		$9.89		$10.09		$10.00
Investment operations:
Net investment income	.27	C	.50	C	.47	C	.38	D	.24	D	.08	D
Net realized and unrealized gain/(loss)	(1.08)		(.94)		.08		(.09)		(.17)		.09
Total from investment operations	(.81)		(.44)		.55		.29		.07		.17
Distributions from:
Net investment income	(.28)		(.43)		(.47)		(.38)		(.25)		(.08)
Net realized gain on investments	—		—		—		—		(.02)		—
Return of capital	—		(.05)		—		—		—		—
Total distributions	(.28)		(.48)		(.47)		(.38)		(.27)		(.08)
Net asset value, end of period	$7.87		$8.96		$9.88		$9.80		$9.89		$10.09
Total return	(9.23	)%E	(4.72)%		5.73%		3.01%		.69%		1.69	%E
Ratios to Average Net Assets:F
Total expenses	.58	%G	.50%		.58%		.68%		.73%		.68	%G
Expenses net of waivers, if any	.46	%G	.40%		.40%		.40%		.40%		.40	%G
Expenses net of all reductions	.46	%G	.40%		.40%		.40%		.40%		.40	%G
Net investment income	4.2	%G	5.2%		4.8%		3.9%		2.4%		1.6	%G
Supplemental Data:
Portfolio turnover rate	261.3	%E	312.1%		270.5%		244.7%		231.5%		125.5	%E
Net assets, end of period (in thousands)	$65,337		$103,487		$92,400		$74,143		$37,426		$26,182

A  For the period April 1, 2008 to December 31, 2008.

B  For the period October 1, 2003 (commencement of operations) to March 31, 2004.

C  Computed using average daily shares outstanding.

D  Computed using SEC method.

E  Not annualized.

F  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

G  Annualized.

66

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008H
Net asset value, beginning of period	$8.01
Investment operations:
Net investment income	.05	C
Net realized and unrealized loss	(.13)
Total from investment operations	(.08)
Distributions from:
Net investment income	(.06)
Total distributions	(.06)
Net asset value, end of period	$7.87
Total return	(.96	)%E
Ratios to Average Net Assets:F
Total expenses	.58	%G
Expenses net of waivers, if any	.41	%G
Expenses net of all reductions	.40	%G
Net investment income	3.7	%G
Supplemental Data:
Portfolio turnover rate	261.3	%E
Net assets, end of period (in thousands)	$13,274

H  For the period October 29, 2008 (commencement of operations) to December 31, 2008.

67

Western Asset Non-U.S. Opportunity Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$9.93		$9.75		$9.59		$10.98		$10.52		$10.91
Investment operations:
Net investment income	.24	B	.37	B	.36	B	.64	C	.19	C	.97	C
Net realized and unrealized gain/(loss)	.21		(.16)		—	D	(.07)		.57		(.01)
Total from investment operations	.45		.21		.36		.57		.76		.96
Distributions from:
Net investment income	(1.61)		—		(.20)		(1.16)		(.29)		(1.01)
Net realized gain on investments	—		(.03)		—		(.80)		(.01)		(.34)
Total distributions	(1.61)		(.03)		(.20)		(1.96)		(.30)		(1.35)
Net asset value, end of period	$8.77		$9.93		$9.75		$9.59		$10.98		$10.52
Total return	4.49	%E	2.11%		3.89%		5.33%		7.60%		9.06%
Ratios to Average Net Assets:F
Total expenses	.62	%G	.59%		.64%		.74%		.68%		.80%
Expenses net of waivers, if any	.58	%G	.55%		.55%		.55%		.55%		.55%
Expenses net of all reductions	.58	%G	.55%		.55%		.55%		.55%		.55%
Net investment income	3.2	%G	3.7%		3.7%		3.3%		3.2%		4.0%
Supplemental Data:
Portfolio turnover rate	52.2	%E	68.4%		117.9%		140.1%		40.8%		42.8%
Net assets, end of period (in thousands)	$104,362		$205,654		$177,308		$90,421		$89,170		$97,027

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Amount less than $.01 per share.

E  Not annualized.

F  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

G  Annualized.

68

WESTERN ASSET FUNDS, INC.

Investment Manager

Legg Mason Fund Adviser, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Custodian

State Street Bank and Trust Co.
P.O. Box 1713
Boston, Massachusetts 02105

Transfer Agent

Boston Financial Data Services
P.O. Box 953
Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036-8704

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
100 E. Pratt Street, Suite 1900
Baltimore, Maryland 21202

Distributor

Legg Mason Investor Services, LLC
100 Light Street
P.O. Box 1476
Baltimore, Maryland 21203-1476

For investors who want more information about Western Asset Funds, Inc., the following documents are available upon request:

Annual Reports

Annual and semi-annual reports provide additional information about the Portfolios' investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of a Portfolio during the last fiscal period.

Statement of Additional Information

The SAI contains additional detailed information about the Portfolios and is incorporated by reference into (is legally part of) this Prospectus.

Investors can receive free copies of these materials, request other information about the Portfolios and make shareholder inquiries by calling 1-888-425-6432 or by visiting us on the Internet at www.westernassetfunds.com. Portfolio holdings of a Portfolio are available upon request by calling 1-888-425-6432.

Information about the Portfolios, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC's website at www.sec.gov. Investors may also obtain information about the Portfolios by making an electronic request at: publicinfo@sec.gov or by writing to: SEC, Public Reference Section, Washington, D.C. 20549-0102. A fee will be charged for making copies.

The Investment Company Act file number for Western Asset Funds, Inc. is 811-06110.

Pub # FD03374    07/2009

WESTERN ASSET FUNDS, INC.

Western Asset Absolute Return Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Enhanced Equity Portfolio

Western Asset Global Strategic Income Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

Statement of Additional Information

July 1, 2009

Western Asset Funds, Inc. (the “Corporation”) is an open-end management investment company. The Corporation currently consists of eleven separate professionally managed investment portfolios, eleven of which are described in this Statement of Additional Information (“SAI”).  Each of these portfolios is referred to herein as a “Portfolio.”

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated July 1, 2009, which has been filed with the Securities and Exchange Commission (“SEC”). Copies of the Portfolios’ Prospectus and annual and semi-annual reports are available without charge from Legg Mason Investor Services, LLC at 1-888-425-6432.  Portions of the annual report are incorporated herein by reference, as specified herein.

Table of Contents

Definitions	3
Additional Information About Investment Limitations and Policies	4
Additional Information About Securities, Investment Techniques and Related Risks	8
Valuation of Portfolio Shares	39
Disclosure of Portfolio Holdings	39
Management of the Portfolios	42
Proxy Voting Policies and Procedures	65
Purchases and Redemptions	65
Exchange Privilege	66
Systematic Withdrawal Plan	67
Portfolio Transactions and Brokerage	67
Additional Tax Information	70
Other Information	78
Appendix A (Ratings of Securities)	Appendix A
Appendix B (Proxy Voting Policies and Procedures of the Corporation)	Appendix B
Appendix C (Procedures for Shareholders to Submit Nominee Candidates)	Appendix C

Definitions

“Adviser” means the investment advisory firm that manages a Portfolio’s assets. Western Asset, WAML, Western Singapore and Western Japan are each Advisers.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” means Western Asset Funds, Inc., a Maryland corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Corporation’s shares. LMIS is the Corporation’s Distributor.

“Exchange” means the New York Stock Exchange.

“Fundamental Investment Limitation” means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders’ meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

“Independent Director” means a Director of the Corporation who is not an “interested person” (as defined in the 1940 Act) of the Corporation.

 “LMIS” means Legg Mason Investor Services, LLC.

“Manager” means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202.

“1940 Act” means the Investment Company Act of 1940, as amended.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and Standard & Poor’s (“S&P”).

“Plans” means the Corporation’s Distribution and Shareholder Services Plans.

“SEC” means the Securities and Exchange Commission.

“12b-1 Director” means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Corporation’s Plans or any agreements related to the Plans (including the Corporation’s Underwriting Agreement).

“WAML” means Western Asset Management Company Limited, 10 Exchange Place, London, England. WAML is the Adviser to the Western Asset Non-U.S. Opportunity Bond Portfolio and to the non-U.S. dollar denominated portion (if any) of each of the Western Asset Absolute Return Portfolio, the Western Asset Core Plus Bond Portfolio, the Western Asset Global Strategic Income Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio, the Western Asset Intermediate Plus Bond Portfolio and the Western Asset Limited Duration Bond Portfolio.

“Western Asset” means Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.  Western Asset is the Adviser to each Portfolio other than the Western Asset Non-U.S. Opportunity Bond Portfolio.

“Western Singapore” means Western Asset Management Company Pte. Ltd. in Sinagpore, 1 George Street #23-01, Singapore 049145.  Western Singapore is the Adviser to each of the Western Asset Core

Plus Bond Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Absolute Return Portfolio.

“Western Japan” means Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chrome Chiyoda-Ku, Tokyo 100-6536, Japan.  Western Japan is the Adviser to each of the Western Asset Core Plus Bond Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Absolute Return Portfolio.

Additional Information About Investment Limitations and Policies

Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

The Western Asset Core Bond Portfolio may not:

(1) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(2) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason.

(3) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

(4) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts.

(5) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

In addition, the Western Asset Core Bond Portfolio may:

(6) Purchase or sell commodities, commodity contracts, futures contracts, options, and forward contracts to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules regulations or orders may be amended from time to time.

(7) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Other than the Western Asset Core Bond Portfolio, each Portfolio may (except as noted below):

(1) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2) Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry. (This does not apply to Western Asset Intermediate Bond Portfolio.)

(3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. (This does not apply to Western Asset Intermediate Bond Portfolio.)

(4) Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

In addition, the Western Asset Intermediate Bond Portfolio may not:

(5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon.

(7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

Additional Information

The foregoing fundamental limitations of each Portfolio may be changed only by a “vote of a majority of the outstanding voting securities” of the Portfolio, a term defined in the 1940 Act to mean the vote (1) of 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) of more than 50% of the outstanding shares of the Portfolio, whichever is less.  Unless otherwise stated, all policies and limitations of the Portfolios other than the foregoing are non-fundamental and can be changed by the Corporation’s Board of Directors without shareholder approval.

With respect to fundamental investment limitations numbered (1) through (4) of each Portfolio, other than the Western Asset Core Bond Portfolio, and fundamental investment limitations numbered (6) and (7) of the Western Asset Core Bond Portfolio, the fundamental investment limitations set forth above limit a Portfolio’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, the 1940 Act.  Relevant limitations of the 1940 Act are described below.  These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC.  In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Portfolio, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC.  As such, these limitations of the 1940 Act will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought for such changes.

Fundamental Investment Restriction (1) (Restriction (7) for the Western Asset Core Bond Portfolio). Under the 1940 Act, a Portfolio may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds.  A Portfolio may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio’s investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which could expose shareholders to additional risks, such as the failure of the other party to repay the loan. Each Portfolio retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, securities loans, credit default swaps, dollar rolls, futures contracts, the purchase of securities on margin, short sales, the writing of options on portfolio securities, or certain other derivatives may be considered senior securities unless appropriate steps are taken to segregate a Portfolio’s assets or otherwise cover its obligations.  To the extent a Portfolio covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering its obligations, such instruments will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.  Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete.  The Portfolio may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.  For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). “Concentration” is interpreted under the 1940 Act to mean investment of 25% or more of a Portfolio’s total assets in a single industry.  If a Portfolio were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Portfolio’s performance would be largely dependent on that industry’s performance.  None of the Portfolios has reserved the right to concentrate in any industry.  For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker’s acceptances issued by domestic branches of U.S. or non-U.S. banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry. Each Portfolio’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers).  This fundamental investment restriction does not apply to Western Asset Intermediate Bond Portfolio.

Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets. This fundamental investment restriction does not apply to Western Asset Intermediate Bond Porfolio.

Fundamental Investment Restriction (4) (Restriction 6 for the Western Asset Core Bond Portfolio). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act.

However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts or related options, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this SAI. Each Portfolio, however, may consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments (as stated in the Prospectus or in this SAI) apply only at the time a transaction is entered into.  For example, any subsequent change in a rating assigned by any NRSRO to a security (or, with respect to an unrated security, any subsequent change in an Adviser’s judgment of such security’s quality), or change in the percentage of a Portfolio’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Portfolio’s investment portfolio, resulting from market fluctuations or other changes in the Portfolio’s total assets, will not require the Portfolio to dispose of an investment.  In the event that NRSROs assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.  The terms “debt,” “bonds” and “fixed income securities” are used in this SAI interchangeably, and, where used, are not intended to be limiting.

Certain Non-Fundamental Investment Limitations

As a non-fundamental limitation, each of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Intermediate Bond, Western Asset Intermediate Plus Bond and Western Asset Limited Duration Bond Portfolios, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

As a non-fundamental limitation, Western Asset Enhanced Equity Portfolio intends to:  Under normal market conditions, invest substantially all of its net assets in S&P 500 derivatives, backed by a portfolio of fixed income securities.

As a non-fundamental limitation, Western Asset High Yield Portfolio intends to:  Under normal market conditions, invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset.

As a non-fundamental limitation, Western Asset Inflation Indexed Plus Bond Portfolio intends to:  Under normal market conditions, invest at least 80% of its net assets in inflation-indexed fixed income securities.

As a non-fundamental limitation, Western Asset Non-U.S. Opportunity Bond Portfolio intends to:  Under normal market conditions, invest at least 80% of its net assets in debt and fixed income securities denominated in major non-U.S. currencies.

To the extent required by applicable law, each of the Core Bond, Core Plus Bond, High Yield, Inflation Indexed Plus Bond, Intermediate Bond, Intermediate Plus Bond, Limited Duration Bond and Non-U.S. Opportunity Bond Portfolios may not change its policy to invest at least 80% of its net assets in the type of securities noted above (“Name Investments”) unless it provides shareholders with at least 60 days’ written notice of such change.  To the extent required by applicable law, the Enhanced Equity Portfolio may not change its policy to invest substantially all of its net assets in Name Investments unless it provides shareholders with at least 60 days’ written notice of such change.  For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes.

For purposes of the non-fundamental investment restrictions set forth above, a Portfolio will consider an instrument, including a synthetic instrument, to be a Name Investment if, in the judgment of an Adviser, it has economic characteristics similar to a Name Investment. For example, a Portfolio will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of an Adviser, it has economic characteristics similar to fixed-income securities.  Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls and cash equivalents.  In addition, a Portfolio will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes.

Additional Information About Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, each Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Corporation’s Prospectus or elsewhere in this SAI, a Portfolio may engage in each of the practices listed below.

Non-U.S. Securities

Investing in the securities of issuers in any non-U.S. country, or in securities denominated in a non-U.S. currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning non-U.S. issuers than is available concerning U.S. issuers. Additionally, purchases and sales of non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes and tax withholding. Non-U.S. securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a non-U.S. currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio’s assets and the Portfolio’s income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a non-U.S. currency declines after a Portfolio’s income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries’ securities markets historically has reflected wide variations relating to the unique characteristics of each country’s economy.  Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in non-U.S. countries.

In general, non-U.S. securities purchased by a Portfolio may be listed on non-U.S. exchanges, traded over-the-counter or purchased in private transactions. Transactions on non-U.S. exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions.  There is less government supervision and regulation of exchanges and brokers in many non-U.S. countries than in the United States. Additional costs associated with an investment in non-U.S. securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of non-U.S. currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or to securities of U.S. issuers having significant non-U.S. operations.

Emerging Market Issuers. The risks of non-U.S. investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see “Debt and Fixed Income Securities — Lower-Rated Securities” below.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.  Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of non-U.S. dollar denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of non-U.S. exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its non-U.S. exchange reserves, it may increase restrictions on the outflow of any non-U.S. exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of non-U.S. exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country’s securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of non-U.S. investment policies now occurring in some emerging market countries and adversely affect existing investment opportunities.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s portfolio securities in such markets may not be readily available.

Sovereign Debt Securities. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Depositary Receipts. American Depositary Receipts, or “ADRs,” are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A non-U.S. issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the non-U.S. issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in a non-U.S. currency. The Portfolios may also invest in similar non-U.S. instruments issued by non-U.S. banks or trust companies such as “GDRs” and “EDRs.”  EDRs are non-U.S. dollar denominated receipts similar to ADRs, are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States.  GDRs may be offered privately in the United States and also trade in public or private markets in other countries.  For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Options, Futures and Other Financial Instruments

General.  Certain of the Portfolios may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, structured notes, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to attempt to enhance their return or yield or to attempt to hedge their investments.  Except as otherwise provided in the Prospectus or SAI or by applicable law, a Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio’s portfolio.  Thus, in a short hedge a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire.  Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.  A long hedge is sometimes referred to as an anticipatory hedge.  In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns.  Rather, it relates to a security that the Portfolio intends to acquire.  If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire.  Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest.  Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.  Except as otherwise provided in the Prospectus or SAI or by applicable law, a Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, a Portfolio’s ability to use Financial Instruments may be limited by tax considerations.  See “Additional Tax Information.”

In addition to the instruments, strategies and risks described below, the Advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio’s investment objective and permitted by its investment limitations and applicable regulatory authorities.  A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  In general, these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon an Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)           There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments or other economic measures (collectively, “Instruments”) being hedged.  For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged Instrument, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the Instrument being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded.  The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a Portfolio’s current or anticipated investments exactly.  A Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying Instruments, even if the underlying Instruments match a Portfolio’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying Instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a Portfolio’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)           If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if a Portfolio entered into a short hedge because its Adviser projected a decline in the price of a security in the Portfolio’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument.  Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss.  In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

(4)           As described below, a Portfolio might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial

Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options).  If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

(5)           A Portfolio’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Portfolio.

(6)           Use of Financial Instruments by a Portfolio could expose the Portfolio to the effects of leverage, which could increase the Portfolio’s exposure to market conditions and magnify potential losses.

Additional Risks of Financial Instruments Traded on Non-U.S. Exchanges.  Financial Instruments may be traded on non-U.S. exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, non-U.S. securities.  The value of such positions also could be adversely affected by (1) other complex non-U.S. political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios’ ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying Instrument at the agreed-upon price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying Instrument at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.  The Portfolios may purchase and sell both put options and call options on a variety of underlying Instrument s, including, but not limited to, specific securities, securities indexes, futures contracts and foreign currencies.

Each Portfolio can use both European-style or American-style options.  A European-style option is only exercisable immediately prior to its expiration.  This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio may purchase call options for any purpose.  For example, a call option may be purchased by a Portfolio as a long hedge.  Call options also may be used as a means of participating in an anticipated price increase of an Instrument on a more limited risk basis than would be possible if the Instrument itself were purchased.  In the event of a decline in the price of the underlying Instrument, use of this strategy would serve to limit the Portfolio’s potential loss to the option premium paid; conversely, if the market price of the underlying Instrument increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

A Portfolio may purchase put options for any purpose.  For example, a put option may be purchased by a Portfolio as a short hedge.  The put option enables a Portfolio to sell the underlying Instrument at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid.  If the market price of the underlying Instrument is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the Instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, a Portfolio may also suffer a loss as a result of writing options.  For example, if the market price of the Instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged Instrument would be offset to the extent of the premium received for writing the option.  However, if the underlying Instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the underlying Instrument at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the underlying Instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the underlying Instrument at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying Instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying Instrument, the historical price volatility of the underlying Instrument and general market conditions.

Each Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Portfolio may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the Portfolio.  An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms.  This right is provided as an inducement to purchase the security.

Risks of Options.  Options offer large amounts of leverage, which will result in a Portfolio’s net asset value being more sensitive to changes in the value of the related instrument.  Each Portfolio may purchase or write both exchange-traded and OTC options.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

Each Portfolio’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates.  The exercise price of the options may be below, equal to or above the current market value of the underlying Instrument.  Options purchased by a Portfolio that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.  If an option written by a Portfolio expires unexercised, the Portfolio realizes a gain equal to the premium received at the time the option was written.  Transaction costs must be included in these calculations.

Options on Indices.  Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments.  When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference.  When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above.  When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio’s exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments.  Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying Instruments.  A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of Instruments similar to those on which the underlying index is based.  However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same Instruments as underlie the index and, as a result, bears a risk that the value of the Instruments held will vary from the value of the index.

Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, a Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying Instrument, such as common stock, because there the writer’s obligation is to deliver the underlying Instrument, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying Instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those Instruments against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio.  This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding Instrument positions.

If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.  In addition, OTC options are considered illiquid by the SEC.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Instrument called for in the contract in a specified delivery month at a stated price.  A Portfolio may invest in single security futures contracts to the extent permitted by applicable law.  Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on Instruments.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.  To the extent permitted by applicable law, a Portfolio may also write call and put options on futures contracts that are not covered.  The Portfolios may invest in futures contracts and options thereon with respect to Instruments including, but not limited to, specific securities, securities indexes and currencies.

In addition, futures strategies can be used to manage the average duration of a Portfolio’s fixed-income portfolio.  If an Adviser wishes to shorten the average duration of a Portfolio’s fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract.  If an Adviser wishes to lengthen the average duration of a Portfolio’s fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying Instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying Instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying Instrument.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Portfolio is required to deposit “initial margin.”  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio’s obligations to or from a futures broker.  When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.  In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying Instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same Instrument and delivery month).  If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss.  If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss.  The Portfolio will also bear transaction costs for each contract, which will be included in these calculations.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses.  The Portfolio would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The Portfolios are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an Adviser may still not result in a successful transaction.  Of course, an Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate, stock market or other movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of index futures and movements in the price of the Instruments that are the subject of the hedge increases as the composition of a Portfolio’s portfolio diverges from the Instruments included in the applicable index.  The price of the index futures may move more than or less than the price of the Instruments being hedged.  If the price of the index futures moves less than the price of the Instruments that are the subject of the hedge, the hedge will not be fully effective, but if the price of the Instruments being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all.  If the price of the Instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract.  If the price of the futures contract moves more than the price of the Instruments, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the Instruments that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of the Instruments being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the Instruments being hedged if the historical volatility of the prices of such Instruments being hedged is more than the historical volatility of the prices of the Instruments included in the index.  It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the Instruments held in the Portfolio may decline.  If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio Instruments.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of Instruments will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of Instruments before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead.  If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the Instruments it had anticipated purchasing.

To the extent such instruments are permitted by applicable law, a Portfolio may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies — Special Considerations. A Portfolio may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income.  Such Portfolios may use options and futures contracts, relating to non-U.S. currencies as described above, and swaps, indexed notes and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which that Portfolio’s securities are denominated or to attempt to enhance income or yield.  Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments.  In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Portfolio’s Adviser believes will have a high degree of correlation to the value of the currency being hedged.  The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in non-U.S. currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency.  Thus, a Portfolio might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the other risks of using options inherent in options generally.  See “Risks of Options” above.

Forward Currency Contracts.  Certain of the Portfolios may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract.  These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the Portfolio intends to acquire.  Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

A Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency.  For example, if a Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Portfolio could also hedge the position by selling another currency expected to perform similarly to the euro.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity, if at all.  In either event, a Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established.  Thus, a Portfolio might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on an Adviser’s skill in analyzing and predicting currency values.  Forward currency contracts may substantially change a Portfolio’s exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Portfolio’s Adviser anticipates.  There is no assurance that an Adviser’s use of forward currency contracts will be advantageous to the Portfolio or that the Adviser will hedge at an appropriate time.

Combined Positions.  A Portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position.  For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  A Portfolio’s Financial Instrument activities may affect its turnover rate and brokerage commission payments.  For example, the exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  Each Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of a cap and a floor.  The Portfolios may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, credit and event-linked swaps and currency exchange rates.  The Portfolios may also enter into options on swap agreements.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio’s investments and its share price and yield because, and to the extent, these agreements affect the Portfolio’s exposure to long- or short-term interest rates (in the United States or abroad), non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices, certain specified events, index values or inflation rates.

Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another.  For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.  Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The Portfolios may enter into credit default swap contracts for investment purposes and to add leverage to their investment portfolios.  As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation.  In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations.  As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral.  A Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the Portfolio.  The Advisers and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.

Cover.  Transactions using Financial Instruments, other than purchased options, and certain other transactions, such as reverse repurchase agreements and certain forward commitments (e.g., dollar rolls) expose a Portfolio to an obligation to another party.  Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily.  In some cases, (e.g., with respect to futures and forwards that are contractually required to “cash-settle” and most swaps), a Portfolio is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction.  By setting aside assets equal only to its net obligations, a Portfolio will have the ability to engage to a greater extent in transactions in Financial Instruments, which may increase the risks associated with such investments.  Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not intended to be comprehensive.  A Portfolio may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.  For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Portfolio.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Portfolio’s assets to cover in accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers.

Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or

(3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio’s ability to achieve its investment objective.

Debt and Fixed Income Securities

The Portfolios may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by a Portfolio’s fixed income investments may decline due to a decrease in market interest rates.  Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments.  Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio’s fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio’s net asset value.  In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.  The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. Government Obligations. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and floating rate securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rising interest rates, the Portfolio will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Advisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon.  A Portfolio may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market.  It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag).  The U.S. Department of Treasury issues U.S. TIPS in maturities of five, ten and thirty years.  U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation.  However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Portfolios will be subject to deflation risk with respect to their investments in these securities.  In addition, the current market value of the bonds is not guaranteed, and will fluctuate.  If a Portfolio purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation.  A Portfolio may also invest in other inflation-related bonds which may or may not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.  As a result, a Portfolio investing in inflation-indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury began issuing inflation-indexed bonds in 1997.  Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.  The Portfolios may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.  In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.  The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities’ effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio’s shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio’s Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

All poolers apply standards for qualification to lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association (“GNMA”) tend to have a longer average life than participation certificates (“PCs”) issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected.  GNMA pass-through securities are, however, subject to the same interest rate risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac’s portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities.  Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations (“CMOs”) which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the “Class 1” holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies.  Each Portfolio’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

The private mortgage-related securities in which the Portfolios may invest include non-U.S. mortgage pass-through securities (“Non-U.S. Pass-Throughs”), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Non-U.S. Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans.  Certain Non-U.S. Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

Asset-Backed Securities. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are generally securitized through the use of trusts or special purpose corporations.  Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio’s shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The market experience in asset-backed securities is limited: therefore, the market’s ability to sustain liquidity through all phases of the market cycle is not certain.

Municipal Obligations. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds (“IDBs”) and private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality’s credit, and, if funds are not appropriated for the following year’s lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes.

The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility’s economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CDOs are types of asset-backed securities.  A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities).  A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.  CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete).  Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class.  Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities.  However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or defalcate.

Corporate Debt Securities. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or non-U.S. non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

Lower-Rated Securities.  Non-investment grade securities are described as “speculative” by Moody’s and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities.  Such securities are commonly referred to as “junk bonds.”  A Portfolio’s Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers.  If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio’s Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors.

A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio’s ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.  If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio’s investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The ratings of Moody’s, S&P or other NRSROs represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by others, a Portfolio’s investment adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. Each Portfolio’s Adviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Advisers or their affiliates (acting under authority of the Board of Directors) believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs).  The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets.  A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs.  If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the Portfolio’s ability to buy or sell those securities at any particular time.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

Zero Coupon and Pay-In-Kind Securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a Portfolio invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Commercial Paper and Other Short-Term Investments

Each of the Portfolios may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions. While domestic bank deposits may be insured by an agency of the U.S. Government, the Portfolios would generally assume positions considerably in excess of the insurance limits.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser’s credit analysis of the borrower and lender. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

A Portfolio will assume the credit risk of both the borrower and the lender that is selling any participation that the Portfolio invests in.  In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and my not benefit from any set-off between the lender and borrower.

The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Indexed Securities and Structured Notes

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators (“reference instruments”). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Forward Commitments

Each Portfolio may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio’s forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See “Risks of Futures Contracts and Options Thereon.”

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable.  To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio’s net assets.  An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the security.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to a Portfolio’s Adviser the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing a Portfolio’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, each Portfolio’s Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Equity Securities

The Portfolios may directly or indirectly invest their assets in equity securities.  Among other risks, prices of equity securities generally fluctuate more than those of other securities.  The Portfolios may experience a substantial or complete loss on an individual stock.  These risks may affect a single issuer, industry, or section of the economy or may affect the market as a whole.

Securities of Other Investment Companies

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers’ portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. These fees would be in addition to any fees paid by a Portfolio. The Portfolios may invest in both closed-end and open-end investment companies.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, each Portfolio will cover its commitment under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations.  Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by a Portfolio.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Borrowing

A Portfolio may use borrowed money for any purpose permitted by the 1940 Act.  Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks.  The value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded.

The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets less liabilities other than the borrowing and other senior securities) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.  See “Additional Information” on page 3 for circumstances under which certain investment transactions will not be deemed to be borrowings.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

Recent Market Events

The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities (including those rated investment grade), the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased credit spreads and risk of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

Loans of Portfolio Securities

A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Portfolio. During the pendency of the transaction, the other party will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Portfolio or the other party. A Portfolio may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, each Portfolio will make arrangements to vote or consent with respect to a material event affecting such securities.  SEC guidance currently states that a Portfolio may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction).  The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.  Subject to the foregoing, loans of Portfolio securities are effectively borrowings by a Portfolio and have economic characteristics similar to reverse repurchase agreements.

Duration

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security’s interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Diversification

Each Portfolio, other than the Western Asset Non-U.S. Opportunity Bond Portfolio and the Western Asset Global Strategic Income Portfolio, intends to remain diversified, as “diversified” is defined under the 1940 Act. In general, a Portfolio is “diversified” under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and (ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the Portfolio and 10% or less of the outstanding voting securities of such issuer. The value of the shares of a non-diversified Portfolio will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” As a result of a Portfolio’s investment policies, under certain market conditions a Portfolio’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

Alternative Investment Strategies

At times a Portfolio’s Adviser may judge that conditions in the securities markets make pursuing the Portfolio’s typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio’s assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps.  As a result of these strategies, the Portfolios may invest up to 100% of their assets in securities of U.S. issuers.  During periods on which such strategies are used, the duration of a Portfolio may diverge from the duration range for that Portfolio disclosed in the Prospectus.  It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies.  As a result of using these alternative strategies, a Portfolio may not achieve its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

Generally, the foregoing is not intended to limit a Portfolio’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible.  Statements concerning what a Portfolio may do are not intended to limit other any activity.  The Portfolios maintain the flexibility to use the investments described above for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Investment Policies

The investment objective of each of the Western Asset Core Bond Portfolio and the Western Asset Intermediate Bond Portfolio is “fundamental.” Except for investment policies designated as fundamental in the Prospectus or this SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

Ratings of Debt Obligations

Moody’s, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations.  A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.  Credit rating agencies receive fees from rated issuers in connection with the issuance of ratings.

Fund of Funds Investments, Other Significant Investors

Certain investment companies may invest in the Portfolios and may at times have substantial investments in one or more Portfolios. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Portfolio may experience relatively large redemptions or investments due to transactions in Portfolio shares by a fund of funds or other significant investor, including rebalancings of the assets of a fund of funds invested in the Portfolio. The effects of these transactions could adversely affect a Portfolio’s performance. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of a Portfolio. In addition, when a fund of funds or other investor owns a substantial portion of the shares of a Portfolio, a large redemption by the fund of funds could cause the Portfolio’s expenses to increase and could result in the Portfolio becoming too small to be economically viable. Redemptions of Portfolio shares could also accelerate the realization of taxable capital gains in the Portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Portfolio’s shares.

The Manager and each Adviser may be subject to potential conflicts of interest in connection with fund of funds investments in the Portfolios due to their affiliation with the fund of funds’ investment adviser. For example, the Manager or an Adviser could have the incentive to permit a fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by affiliated fund of funds may also give rise to conflicts in connection with the voting of Portfolio shares. The Manager an Adviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Portfolios’ shareholders, although there can be no assurance that such efforts will be successful. The Manager and each Adviser will consider how to minimize potential adverse impacts of fund of funds investments, and may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.  Additionally, the Corporation’s Board of Directors receives regular reports regarding fund of fund investments in the Portfolios.

Valuation of Portfolio Shares

As described in the Prospectus, the net asset value of a Portfolio share is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Disclosure of Portfolio Holdings

The Board of Directors of the Corporation has approved the following guidelines with respect to the disclosure of the Portfolios’ portfolio securities. The Corporation’s Board believes these policies are in the best interests of the Portfolios and that they strike an appropriate balance between the desire of investors for information about the Portfolios’ portfolio holdings and the need to protect the Portfolios from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board upon the recommendations of management. The Board will be provided with reports regarding any material issues arising under the policies and can exercise oversight over the operation of the policies.

Policy. No portfolio holdings information of a Portfolio shall be provided to any individual, investor, or other person or entity unless specifically authorized by such Portfolio’s portfolio holdings disclosure policy or the Corporation’s Chief Compliance Officer or a person authorized by the Chief Compliance Officer.

Public Disclosure of Portfolio Holdings. The Portfolios distribute complete portfolio holdings information to shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Corporation’s website (www.westernassetfunds.com). Additionally, complete portfolio information is filed with the SEC on Form N-Q for the first and third quarters of the fiscal year. The Portfolios’ Form N-Q filings are available at the website of the Securities and Exchange Commission at http://www.sec.gov.  Semi-annual and annual reports and Form N-Q may not be filed with the SEC until 25 calendar days following the period covered by the report or Form N-Q.

Complete portfolio holdings information may be provided to any person on a quarterly basis no sooner than 25 days following quarter-end.  Portfolio holdings information for a quarter will remain on the Corporation’s website until the next quarterly portfolio holdings information is posted.

A Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.  A Portfolio’s top ten securities positions (including the aggregate but not individual sizes of such positions) may be released at any time with simultaneous public disclosure.  Partial information concerning portfolio holdings for a month or quarter shall remain on the Corporation’s website until the next monthly or quarterly (as applicable) corresponding information is posted.

Non-Public Dissemination of Portfolio Holdings Information. In addition to certain ongoing arrangements, complete or partial portfolio holdings information released to another party on a one-time basis, even though such information is non-public information, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Portfolio’s Chief Compliance Officer or designee. From time to time, portfolio holdings that are not publicly available may be required by the Corporation’s service providers or other third parties in order to perform various services for the Portfolios, including custodian services, fund accounting, proxy voting support ratings services or any other service provided by a vendor or service provider for a legitimate business purpose where such vendor or service provider is subject to a duty of confidentiality and trading restrictions. No consideration may be received by any party for providing non-public Portfolio portfolio information to any third party, except consideration received by the Portfolios in connection with the services being provided by the third party who receives the non-public information. The Manager and the Advisers and their affiliates shall not be deemed to have received consideration solely by the fact that services provided to the Portfolios may result in sales of Portfolio shares.

At the present time the Portfolios have ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

Service Providers:

State Street Bank and Trust Company - Information is provided daily with no time lag.

PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

Ropes & Gray LLP - Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed.

Paul Hastings, Janofsky & Walker, LLP - Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed.

Other Third Parties:

Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

In all cases the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Additionally, the Portfolios may occasionally reveal certain of their current portfolio securities to broker dealers in connection with that broker dealer executing securities transactions on behalf of the Portfolios. In such a case, the Portfolios have not entered into a formal confidentiality agreement with the broker dealer but rely on the broker dealer’s obligations based on statutes, rules, and fiduciary obligations not to trade based on the information or otherwise use it improperly. The Portfolios would not continue to conduct business with a broker/dealer that the Advisers believed was misusing the disclosed information.

The Corporation’s Board of Directors, officers, and certain Manager and Adviser employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain Manager and Adviser committees or groups, have access to the Portfolios’ portfolio prior to the time it is made public. All such persons are subject to a Code of Ethics.

The Portfolios may also provide the following types of information (other than complete portfolio holdings) that are related to the Portfolios’ portfolio holdings or derived from the Portfolios’ portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Corporation’s website or in other published form, so long as the Chief Compliance Officer determines that the Portfolios have a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading Portfolio shares or in any other way harm the Portfolios or their shareholders:

1.  A small number of portfolio holdings (including information that the Portfolios no longer hold a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Portfolios or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. In addition, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2.  General information about the Portfolios’ portfolio holdings that cannot be used to determine the Portfolios’ portfolio holdings or any portion hereof.  This would include such characteristics of the Portfolios as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Compliance Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the Portfolios and their shareholders, such determinations (whether made by the Chief Compliance Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

Management of the Portfolios

The business of the Portfolios is managed under the general direction of the Corporation’s Board of Directors.  Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the Portfolios and the Portfolios’ business affairs and other administrative matters.

The standing committees of the Board of Directors include an Audit Committee, an Executive and Contracts Committee and a Governance and Nominating Committee.

The Executive and Contracts Committee, which consists of Messrs. Siart, Arnault and Poladian and Ms. DeFrantz and Ms. Studenmund (each of whom is an Independent Director), may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Corporation and its affiliated persons.

The Audit Committee, which consists of Messrs. Arnault, Poladian and Siart and Ms. Studenmund (each of whom is an Independent Director) provides oversight with respect to the accounting and financial reporting policies and practices of the Corporation and, among other things, considers the selection of an independent registered public accounting firm for the Corporation and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Corporation and, under certain circumstances the Advisers and certain affiliates.

The Governance and Nominating Committee, which consists of Messrs. Siart, Arnault and Poladian and Mses. DeFrantz and Studenmund (each of whom is an Independent Director), meets to select nominees for election as Directors of the Corporation and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Directors.  It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders.  The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are set forth in Appendix C to this SAI.

During the fiscal period ended December 31, 2008, the Board of Directors met seven times, the Executive and Contracts Committee met three times, the Governance and Nominating Committee met one time and the Audit Committee met five times.

The table below provides information about each of the Corporation’s Directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates.  The mailing address of each Director and officer is 385 East Colorado Boulevard, Pasadena, CA 91101, unless otherwise indicated.

Name, (Year of Birth and Position with Corporation	Term of Office and Length of Time Served (1)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen (2)	Other Directorships Held

		Independent Directors

Ronald J. Arnault (1943) Director	Served since 1997	Retired.	13	None

Anita L. DeFrantz (1953)	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur	13	OBN Holdings, Inc. (film, television and media company)

Name, (Year of Birth and Position with Corporation	Term of Office and Length of Time Served (1)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen (2)	Other Directorships Held
Director

Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).

Avedick B. Poladian (1952) Director	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	13	Occidental Petroleum Corporation

William E. B. Siart (1947) Director and Chairman	Served since 1997	Vice Chairman of The Getty Trust (2005—present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None

Jaynie Miller Studenmund (1954) Director	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	Orbitz Worldwide (global on-line travel company)

		Interested Directors

R. Jay Gerken (1951) Director and President	Served as a Director since 2006 and as President since 2007 (3)	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	151	Trustee or Director of certain funds associated with Legg Mason & Co., LLC or its affiliates (consisting of funds with 151 portfolios).

Ronald L. Olson (1941) Director	Served since 2005 (4)	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

		Officers(5)

D. Daniel Fleet (1958)	Served since 2006	President of Western Asset (2006-present); Vice President of Western Asset Income	N/A	N/A

Name, (Year of Birth and Position with Corporation	Term of Office and Length of Time Served (1)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen (2)	Other Directorships Held
Vice President		Fund and Western Asset Premier Bond Fund (2006-present); Director, Western Asset Management Company Limited (2006-present); Director of Risk Management of Western Asset (2002-2006).

Gavin L. James (1961) Vice President	Served since 2001	Director of Global Client Services and Marketing of Western Asset (1998-present).	N/A	N/A

S. Kenneth Leech (1954) Vice President	Served since 1990	Chief Investment Officer Emeritus of Western Asset (1998-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A

Stephen A. Walsh (1959) Vice President	Served since 1994	Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A

Susanne D. Wilson (1962) Vice President	Served since 1998	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).	N/A	N/A

100 Light Street Baltimore, MD 21202

Frances M. Guggino (1957) Principal Financial and Accounting Officer 55 Water Street New York, NY 10041	Served since 2009

Director of Legg Mason & Co. (since 2005); Director at Citigroup Asset Management (“CAM”) (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005).

			N/A	N/A

Erin K. Morris (1966) Treasurer 100 Light Street	Served since 2006	Vice President and Manager, Global Funds Adminsistration, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason	N/A	N/A

Name, (Year of Birth and Position with Corporation	Term of Office and Length of Time Served (1)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen (2)	Other Directorships Held
Baltimore, MD 21202

Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Legg Mason Partners Fund complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).

Todd F. Kuehl (1968) Chief Compliance Officer 100 Light Street Baltimore, MD 21202	Served since 2007

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

			N/A	N/A

Robert I. Frenkel (1954) Secretary and Chief Legal Officer 100 First Stamford Place Stamford, CT 06902	Served since 2009

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (2005-present); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004).

			N/A	N/A

(1)  Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.  Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

(2)  In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.  In addition, Mr. Gerken serves as Director/Trustee to 1460 other portfolios associated with Legg Mason & Co., LLC or its affiliates.  Legg Mason & Co., LLC is an affiliate of LMFA and Western Asset.

(3)  Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Portfolio because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of Western Asset.

(4)  Mr. Olson is an “interested person” (as defined above) of each Portfolio because his law firm has provided legal services to Western Asset.

(5)  Each officer of the Corporation is an “interested person” (as defined above) of the Corporation.

As of December 31, 2008, no Director who is an Independent Director of the Corporation, and no such Director’s family members, had beneficial or record ownership in securities of an investment adviser or principal underwriter of the Corporation, or an entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Corporation.

The following table states the dollar range of equity securities beneficially owned as of December 31, 2008 by each Director of the Corporation in any Portfolio and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Director in the same “family of investment companies.”

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Independent Directors
Ronald J. Arnault	None	None
Anita L. DeFrantz	None	$10,001 - $50,000
Avedick B. Poladian	None	None
William E. B. Siart	None	$10,001 - $50,000
Jaynie Miller Studenmund	None	None

Interested Directors

R. Jay Gerken	Over $100,000*	Over $100,000*
Ronald L. Olson	None	$10,001 - $50,000

*              Represents beneficial ownership of equity securities in Western Asset Core Plus Bond Portfolio only.

Effective April 1, 2008, each Director of the Corporation who is not an “interested person” (as defined in the 1940 Act) of the Corporation, the Manager or an Adviser receives an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Corporation, Western Asset Income Fund and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting.  The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities.  Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee.  Other committee members receive $3,000 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Corporation, Western Asset Income Fund and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.  Mr. Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Corporation, Western Asset Income Fund and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting.

The following table provides certain information relating to the compensation of the Corporation’s Directors.  The Corporation does not have a pension or retirement plan for its Directors.

Name of Person and Position	Aggregate Compensation From the Corporation*	Total Compensation from the Corporation and Fund Complex Paid to Directors**
INDEPENDENT DIRECTORS:
Ronald J. Arnault — Director	$116,769	$158,625
Anita L. DeFrantz — Director	$95,769	$120,750
Avedick B. Poladian — Director	$98,019	$133,625
William E.B. Siart — Chairman and Director	$119,019	$161,500
Jaynie Miller Studenmund — Director	$97,019	$132,625

Name of Person and Position	Aggregate Compensation From the Corporation*	Total Compensation from the Corporation and Fund Complex Paid to Directors**
INTERESTED DIRECTORS:
R. Jay Gerken — Director and President	None	None
Ronald L. Olson — Director	None	None

*                                         Represents compensation paid to the Directors for the fiscal period ended December 31, 2008.

**                                  Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2008 for serving as a Director of the Corporation and as a Director of Western Asset Income Fund and as a Trustee of Western Asset Premier Bond Fund, both closed-end investment companies advised by Western Asset.

The Corporation has no employees. Its officers are compensated by an Adviser or LMIS or one of their affiliates.

On April 30, 2009, the Directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of a Portfolio’s outstanding shares.

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset Absolute Return Portfolio as of April 30, 2009:

Name and Address	% Owned
Legg Mason Partners Lifestyle Series Inc. 70%, 55 Water St, New York, NY 10041-0017	24.84%
Legg Mason Partners Lifestyle Series Inc. 50%, 55 Water St, New York, NY 10041-0017	19.04%
Legg Mason Partners Lifestyle Series Inc. 85%, 55 Water St, New York, NY 10041-0017	17.90%
Legg Mason Partners Variable 50%, 55 Water St, New York, NY 10041-0017	9.37%
National Financial Services Corp, 200 Liberty St, New York, NY 10281-5598	9.35%
Legg Mason Partners Lifestyle Series Inc. 30%, 55 Water St, New York, NY 10041-0017	7.86%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Absolute Return Portfolio as of April 30, 2009:

Name and Address	% Owned
SEI Private Trust Co., c/o State Street Bank, One Freedom Valley Dr., Oaks, PA 19456	17.76%
National Financial Services Corp, 200 Liberty St, New York, NY 10281-5598	17.24%
State Street Bank, fbo Boston Medical Center, 200 Newport Ave., North Quincy, MA 02171-2102	15.80%
The Scripps Research Institute, 10550 North Torrey Pines Rd., Lajolla, CA 92037-1000	9.35%
State Street Bank, fbo The Association of Graduates USMA, 200 Newport Ave., North Quincy, MA 02171-2102	9.27%
Ohio Wesleyan University, 61 S. Sandusky St., Delaware, OH 43015-2398	5.82%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Financial Intermediary Class shares of the Western Asset Absolute Return Portfolio as of April 30, 2009:

Name and Address	% Owned
Merrill Lynch, For the Sole Benefit of its Customers, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484	79.26%
National Financial Services LLC, 200 Liberty St., New York, NY 10281-1003	20.82%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset Core Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Comerica Bank, fbo Michigan Education Special Services Assoc., 101 North Washington Sq., Lansing, MI 48933-1678	30.38%
District of Columbia Annuitants, Health and Life Insurance Employer Contribution Trust Fund, 1275 K Street, N.W. Ste. 600, Washington, D.C. 20005-4064	24.86%
Newspaper and Mail Deliverers Publishers Pension Fund, Attn Murray Schwartz, 25-01 Queens Plaza North, Long Island City, NY 11101-4006	13.20%
Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198	12.67%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Core Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Bank of America, N.A., 700 Louisiana St, Houston, TX 77002-2700	14.45%
National Financial Services Corp., 200 Liberty St., New York, NY 10281-5598	14.12%
Bost & Co., Virginia College Savings Vest, P.O. Box 3198, Pittsburgh, PA 15230-3198	11.63%
State Street Bank & Trust Co., TTEE Sun Micro Systems Inc., 105 Rosemont Rd., Westwood, MA 02090-2318	6.35%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Financial Intermediary Class shares of the Western Asset Core Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., New York, NY 10281-5598	74.12%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset Core Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
State of Colorado, CollegeInvest Fixed Income Port, Scholars Choice College Savings Plan, Attn: Steve Bleiberg, 620 8th Ave, 49th Fl, New York, NY 10018-1618	8.49%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Core Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., New York, NY 10281-5598	14.24%
Citigroup Global Markets, 333 West 34th Street, New York, NY 10001-2402	9.06%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Financial Intermediary Class shares of the Western Asset Core Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., New York, NY 10281-5598	34.95%
Charles Schwab & Co Inc., 101 Montgomery St, San Francisco, CA 94104	11.99%
Fidelity Investments Institutional Operations Co Inc, 100 Magellan Way, Covington, KY 41015	10.85%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset High Yield Portfolio as of April 30, 2009:

Name and Address	% Owned
Legg Mason Partners Lifestyle Series Inc. 85%, 55 Water St, New York, NY 10041-0017	24.33%
Legg Mason Partners Lifestyle Series Inc. 70%, 55 Water St, New York, NY 10041-0017	23.76%
Legg Mason Partners Lifestyle Series Inc. 50%, 55 Water St, New York, NY 10041-0017	19.32%
Legg Mason Partners Variable 50%, 55 Water St, New York, NY 10041-0017	9.49%
Legg Mason Partners Lifestyle Series Inc. 30%, 55 Water St, New York, NY 10041-0017	9.33%
Legg Mason Partners Lifestyle Series Inc. Income Fund, 55 Water St, New York, NY 10041-0017	5.38%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset High Yield Portfolio as of April 30, 2009:

Name and Address	% Owned
Catholic Health Initiatives Operating Investment Partnership, 1999 Broadway, Denver, CO 80202-3050	6.82%
Mellon Trust, fbo Kansas Public Retirement System, 135 Santilli Hwy., Everett, MA 02149-1950	6.72%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset Inflation Indexed Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Bradley University, 1501 W. Bradley Ave., Peoria, IL 61625-0003	83.01%
The Bank of New York, fbo Amerada Hess Corp. Savings & Stock Bonus Plan, One Wall St., 12th Fl North, New York, NY 10286-0001	12.46%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Inflation Indexed Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Mellon Bank, Blue Cross Blue Shield, 401 Park Dr., Boston, MA 02215-3325	13.76%
State Street Bank & Trust Co, Elevator Constructors Retirement Plan, 200 Claredon St, Boston, MA 02116-5021	13.65%
Mellon Bank, Blue Cross Blue Shield of MA, 135 Santilli Hwy., Everett, MA 02149-1950	11.21%
National Financial Services Corp., 200 Liberty St., New York, NY 10281-5598	8.87%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Financial Intermediary Class shares of the Western Asset Inflation Indexed Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Suntrust Bank ttee, fbo The CF Sauer Co. 401k, c/o Fascore LLC, 8515 E Orchard Rd., Greenwood Village, CO 80111-5002	93.48%
RBC Capital Markets Corp., fbo Vonda D. Colbert, fbo Survivor Trust, 9301 Camino del Sol, Albuquerque, NM 87111-1536	6.52%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset Intermediate Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Union Bank Trust, fbo PS&SI Local #290 H&W WA Tix, P.O. Box 85484, San Diego, CA 92186-5484	37.70%
National Bank of Indianapolis, fbo NBI, fbo Hendricks Deprec, 107 N Pennsylvania St., ste. 600, Indianapolis, IN 46204-2420	31.62%
UA Local 125 Health & Welfare Fund, 1837 16th Ave. S.W., Cedar Rapids, IA 52404-1755	12.97%
University of Kansas Hospital Authority, Mailstop #3011, 3901 Rainbow Blvd., Kansas City, KS 66160-0001	12.90%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Intermediate Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
National Financial Services LLC, 200 Liberty St., New York, NY 10281-1003	20.40%
Danbury Health Systems Insurance Co Ltd., Marsh Management Services, 10 Main St Grand Cayman, Cayman Islands	7.90%
Sheet Metal Workers’ International Association Strike Fund, 1750 New York Ave., N.W. 6th Fl, Washington, D.C. 20006-5301	7.30%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Intermediate Plus Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
IBEW Local Union 124, 305 E. 103rd Ter., Kansas City, MO 64114-4760	25.96%
Dingle & Co., 411 Lafayette Blvd., Detroit, MI 48226-3120	24.90%
Camtru LLC, 1411 Third St., 4th Fl., Port Huron, MI 48060-5480	11.06%
Teamsters Union Local 52 Pension Fund, 6511 Eastland Rd, Brook Park, OH 44142-1342	10.57%
Southfield Fire & Police Ret. System, 26000 Evergreen Rd., Southfield, MI 48076-4453	8.72%
Midland County Retiree Health Care Plan, Midland County Services Bldg., 220 W. Ellsworth St., Midland, MI 48640-5180	7.05%
Comerica Bank, c/o Village of Beverly Hills, P.O. Box 75000, Detroit, MI 48275-0001	6.92%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Select Class shares of the Western Asset Limited Duration Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
University of Kansas Hospital, 3901 Rainbow Blvd, Kansas City, KS 66160-0001%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Limited Duration Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
Line Construction Retiree Benefit Fund, 2000 Springer Dr., Lombard, IL 60148-7019	21.12%
SEI Private Trust Co., One Freedom Valley Dr, Oaks, PA 19456	17.31%
Union Bank Trust, fbo Oregon Laborers Employers Health and Welfare Trust Fund, P.O. Box 85484, San Diego, CA 92186-5484	13.51%
IUOE Local 399 Health and Welfare Trust, 763 W Jackson Blvd, Chicago, IL 60661-5411	12.09%
Chicago Public Library Foundation, 20 N. Michigan Ave., Chicago, IL 60602-4811	9.99%
Southern Ocean County Hospital, 1140 Rte. 72 W, Manahawkin, NJ 08050-2499	8.51%

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Non-U.S. Opportunity Bond Portfolio as of April 30, 2009:

Name and Address	% Owned
State Street Bank & Trust Co, State of CT Treasurer, 1776 Heritage Drive, Quincy, MA 02171-2119	11.54%
National Financial Services Corp., 200 Liberty St., New York, NY 10281-5598	9.78%
Hunter & Co, USC Diversified Bond Fund, PO Box 5496, Boston, MA 02206-5496	9.26%
Mitra & Co., c/o Marshall & Ilsley Trust Co. N.A., 11270 W. Park Pl., ste. 400, Milwaukee, WI 53224-3638	7.90%
Nationwide Trust Co., c/o IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029	7.07%
American Institute of Physics, 1 Physics Ellipse, College Park, MD 20740-3841	5.41%
Wells Fargo Bank N.A., fbo Engelstad Family Foundation, P.O. Box 1533, Minneapolis, MN 55480-1533	5.08%
SEI Private Trust Co., One Freedom Valley Dr, Oaks, PA 19456	5.02%

The West Virginia Investment Management Board may be deemed to control the Western Asset High Yield Portfolio because it beneficially owns more than 25% of the outstanding voting securities of such Portfolio.  The Bill and Melinda Gates Foundation may be deemed to control the Western Asset Inflation

Indexed Plus Bond Portfolio because it beneficially owns more than 25% of the outstanding voting securities of such Portfolio.  Western Asset owns 100% of the Global Strategic Income and Enhanced Equity Portfolios.  Western Asset may be deemed to control each such Portfolio because it owns more than 25% of the outstanding voting securities of such Portfolio.

It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Portfolio to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Portfolios of the Corporation under separate Investment Management Agreements between the Manager and the Corporation dated, except with respect to the Western Asset Limited Duration Bond Portfolio and the Western Asset Absolute Return Portfolio, December 31, 2001 (collectively, the “Management Agreement”).  With respect to the Western Asset Limited Duration Bond Portfolio and the Western Asset Absolute Return Portfolio, the Investment Management Agreements are dated September 29, 2003 and June 30, 2006, respectively.  The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for Legg Mason Fund Adviser, Inc. (“LMFA”) as investment manager of each Portfolio.  Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its investment management agreement with each Portfolio, including all of the responsibilities to the Portfolios described in this Statement of Additional Information as belonging to the “Manager.”  Each of LMFA and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc.  This substitution is currently expected to occur in the third quarter of 2009.

LMPFA is a Delaware limited liability Company formed on April 6, 2006. Like LMFA, LMPFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding Company. LMPFA’s address is 100 Light Street, Baltimore, Maryland 21202.

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Corporation’s Board of Directors, for the management of the Corporation’s assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. As indicated below, certain of these responsibilities have been delegated to Western and the other Advisers.  The Manager also is responsible for the compensation of Directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Corporation’s investments to the Advisers.

Each Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Independent Directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its Directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of that Portfolio’s outstanding voting securities, or by the Manager, on not more than 60 days’ notice to the Corporation (not less than 60 days’ written notice, in the case of the Western Asset Limited Duration Bond Portfolio and the Western Asset Absolute Return Portfolio), and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.

For the following fiscal periods, the Portfolios paid to the Manager management fees (prior to fees waived) of:

Portfolio	2008*	2008**	2007**		2006**

Western Asset Absolute Return Portfolio	$2,620,299	$3,666,577	$873,942	***	N/A

Western Asset Core Bond Portfolio	$17,693,084	$27,807,910	$21,846,261		$16,883,552

Western Asset Core Plus Bond Portfolio	$37,570,426	$55,764,726	$37,693,113		$24,376,945

Western Asset High Yield Portfolio	$2,882,854	$5,035,782	$3,758,051		$2,580,588

Western Asset Inflation Indexed Plus Bond Portfolio	$1,178,419	$1,450,226	$1,159,643		$939,049

Western Asset Intermediate Bond Portfolio	$1,961,709	$2,835,468	$2,569,081		$2,842,209

Western Asset Intermediate Plus Bond Portfolio	$287,933	$404,576	$338,762		$228,204

Western Asset Limited Duration Bond Portfolio	$261,435	$372,082	$289,571		$238,307

Western Asset Non-U.S. Opportunity Bond Portfolio	$595,948	$805,725	$597,806		$365,897

*                                         Period from April 1, 2008 to December 31, 2008.

**                                  Prior to April 1, 2008, the Portfolios’ fiscal year ended March 31.

***                           For the period of July 6, 2006 (commencement of operations) to March 31, 2007.

For the following fiscal periods, the following management fees were waived by the Manager (recouped by the Manager from Absolute Return Portfolio to the Core Plus Bond Portfolio’s and Intermediate Bond Portfolio pursuant to the Portfolios obligations to repay the Manager for fees waived/reimbursed by the Manager during the prior three years pursuant to prior expense limitations with respect to the Portfolio):

Portfolio	2008*	2008**	2007**		2006**

Western Asset Absolute Return Portfolio	$125,586	$(189,589)	$189,597	***	N/A

Western Asset Core Bond Portfolio	$0	$0	$0		$0

Western Asset Core Plus Bond Portfolio	$0	$0	$0		$(173,977)

Western Asset High Yield Portfolio	$0	$0	$0		$0

Western Asset Inflation Indexed Plus Bond Portfolio	$88,815	$151,019	$214,206		$92,036

Western Asset Intermediate Bond Portfolio	$1,131	$(28,475)	$90,772		$103,999

Western Asset Intermediate Plus Bond Portfolio	$98,759	$124,716	$153,531		$174,419

Western Asset Limited Duration Bond Portfolio	$87,362	$101,940	$149,011		$187,603

Western Asset Non-U.S. Opportunity Bond Portfolio	$48,260	$63,146	$124,580		$152,677

*                                         Period from April 1, 2008 to December 31, 2008.

**                                  Prior to April 1, 2008, the Portfolios’ fiscal year ended March 31.

***                           For the period of July 6, 2006 (commencement of operations) to March 31, 2007.

Advisers

Western Asset.  Western Asset, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Absolute Return Portfolio, the Western Asset Core Bond Portfolio, the Western Asset Core Plus Bond Portfolio, the Western Asset Enhanced Equity Portfolio, the Western Asset Global Strategic Income Portfolio, the Western Asset High Yield Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio, the Western Asset Intermediate Bond Portfolio, the Western Asset Intermediate Plus Bond Portfolio and the Western Asset Limited Duration Bond Portfolio under separate Investment Advisory Agreements between Western Asset and the Manager (collectively, the “Western Asset Advisory Agreement”).

Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Corporation’s Board of Directors and the Manager, for the actual management of the Portfolios’ assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

Under the Western Asset Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of that Portfolio’s outstanding voting securities, or by Western Asset, on not more than 60 days’ notice (not less than 60 days’ written notice, in the case of the Western Asset Limited Duration Bond Portfolio and the Western Asset Absolute Return Portfolio), and may be terminated immediately upon the mutual written consent of the parties.

WAML.  WAML, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Non-U.S. Opportunity Bond Portfolio and to the non-U.S. dollar denominated portion (ex Asia) of the Western Asset Absolute Return Portfolio, the Western Asset Core Plus Bond Portfolio, the Western Asset Global Strategic Income Portfolio, the Western Asset Intermediate Plus Bond Portfolio, and, to the extent that the Manager requests that WAML provide the Western Asset Limited Duration Bond Portfolio with investment advisory services, the Western Asset Limited Duration Bond Portfolio under separate Investment Advisory Agreements between the Manager and WAML (collectively, the “WAML Advisory Agreement”).  It is currently expected that the Manager would request that WAML provide such services to the Western Asset Limited Duration Bond Portfolio in the event that the Portfolio’s investment policies are amended to allow investments in non-U.S. dollar denominated securities.

Under the WAML Advisory Agreement, WAML shall as requested by the Manager regularly provide a Portfolio with investment research, advice, management and supervision and shall furnish a continuous investment program for the Portfolio consistent with the investment objectives, restrictions and policies described in the Prospectus and this Statement of Additional Information. WAML receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the WAML Advisory Agreement, WAML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the WAML Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The WAML Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of the Portfolio’s outstanding voting securities, or by WAML, on not more than 60 days’ notice (not less than 60 days’ written notice, in the case of the Western Asset Limited Duration Bond Portfolio), and may be terminated immediately upon the mutual written consent of the parties.

Western Singapore.  Western Singapore, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Asia (ex Japan) portion of the Western Asset Core Plus Bond Portfolio, the Western Asset Non-U.S. Opportunity Bond Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio and the Western Asset Absolute Return Portfolio under separate Investment Advisory Agreements between the Manager and Western Singapore (collectively, the “Western Singapore Advisory Agreement”).

Under the Western Singapore Advisory Agreement, Western Singapore shall as requested by the Manager regularly provide a Portfolio with investment research, advice, management and supervision and shall furnish a continuous investment program for the Portfolio consistent with the investment objectives, restrictions and policies described in the Prospectus and this Statement of Additional Information. Western Singapore receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the Western Singapore Advisory Agreement, Western Singapore will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the Western Singapore Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Singapore Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of the Portfolio’s outstanding voting securities, or by Western Singapore, on not more than 60 days’ notice, and may be terminated immediately upon the mutual written consent of the parties.

Western Japan.  Western Japan, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Japan portion of the Western Asset Core Plus Bond Portfolio, the Western Asset Non-U.S. Opportunity Bond Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio and the Western Asset Absolute Return Portfolio under separate Investment Advisory Agreements between the Manager and Western Japan (collectively, the “Western Japan Advisory Agreement”).

Under the Western Japan Advisory Agreement, Western Japan shall as requested by the Manager regularly provide a Portfolio with investment research, advice, management and supervision and shall furnish a continuous investment program for the Portfolio consistent with the investment objectives, restrictions and policies described in the Prospectus and this Statement of Additional Information.  Western Japan receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the Western Japan Advisory Agreement, Western Japan will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the Western Japan Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Japan Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of the Portfolio’s outstanding voting securities, or by Western Japan, on not more than 60 days’ notice, and may be terminated immediately upon the mutual written consent of the parties.

Western Asset’s investment advisory functions are highly integrated across separate legal entities in various jurisdictions, including the United States, England, Singapore, Japan and others.  All of the Portfolios are advised using a team approach and, for certain Portfolios specified above, that team approach includes drawing upon the expertise of team members in the United States and/or those formally employed by Western London, Western Singapore or Western Japan.  For the Portfolios they advise (as specified above), it is expected that the primary role for team members from Western London, Western Singapore and Western Japan will be providing investment advisory services with respect to non-US currency denominated securities and foreign currency instruments related to the following regions, respectively, non-US ex Asia, Asia ex Japan and Japan.  Western Asset has overall authority and oversight responsibility for the day-to-day management of the Portfolios for which it is an adviser.

Other Accounts Managed By Portfolio Managers (as of December 31, 2008)

S. Kenneth Leech

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	102	$85,507,961,384	None	$0
Other Pooled Investment Vehicles	281	$195,319,138,291	None	$0
Other Accounts	969	$217,490,220,115	94	$22,992,729,662

Stephen A. Walsh

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	102	$85,507,961,384	None	$0
Other Pooled Investment Vehicles	281	$195,319,138,291	None	$0
Other Accounts	969	$217,490,220,115	94	$22,992,729,662

Carl L. Eichstaedt

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	10	$1,826,012,390	None	$0
Other Pooled Investment Vehicles	3	$323,097,929	None	$0
Other Accounts	55	$9,463,705,065	4	$1,002,356,501

Detlev S. Schlichter

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	1	$19,796,491	None	$0
Other Pooled Investment Vehicles	28	$3,489,311,615	None	$0
Other Accounts	64	$21,830,680,380	18	$4,874,947,367

Paul E. Wynn

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	1	$53,589,763	None	$0
Other Pooled Investment Vehicles	28	$435,653,868	None	$0
Other Accounts	64	$16,639,501,222	18	$1,440,889,446

Peter H. Stutz

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	3	$1,155,347,231	None	$0
Other Pooled Investment Vehicles	2	$15,600,935	None	$0
Other Accounts	12	$1,407,425,915	2	$133,551,100

Michael A. Buchanan

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	16	$6,301,394,693	None	$0
Other Pooled Investment Vehicles	7	$3,280,146,219	None	$0
Other Accounts	18	$1,595,499,619	None	$0

Mark S. Lindbloom

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	4	$2,432,465,533	None	$0
Other Pooled Investment Vehicles	4	$190,965,232	None	$0
Other Accounts	30	$7,159,439,689	3	$1,260,177,973

Edward A. Moody

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	2	$244,654,585	None	$0
Other Pooled Investment Vehicles	1	$22,787,466	None	$0
Other Accounts	79	$12,854,539,462	8	$2,349,845,761

Keith J. Gardner

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	6	$930,260,956	None	$0
Other Pooled Investment Vehicles	8	$878,794,855	None	$0
Other Accounts	None	$0	None	$0

Andrea A. Mack

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	16	$3,355,150,423	None	$0

Julien A. Scholnick

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$466,979,447	None	$0
Other Accounts	41	$5,542,070,596	1	$21,829,875

The numbers above for Messrs. Leech and Walsh reflect the overall number of portfolios managed by Western Asset.  Messrs. Leech and Walsh are involved in the management of all of Western Asset’s portfolios, but they are not solely responsible for all particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors.  The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams.  This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered in determining a portfolio manager’s bonus is the portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities

None of the portfolio managers named above owned shares of the Portfolio(s) for which they are jointly and primarily responsible as of December 31, 2008.

Distributor

LMIS, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as a distributor of the shares of the Corporation pursuant to a Distributor Agreement with the Corporation dated December 1, 2005 (the “Underwriting Agreement”).

LMIS is not obligated to sell any specific number of the Corporation’s shares and receives no compensation pursuant to the Underwriting Agreement. Except as noted in the Prospectus, the Corporation’s shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Corporation’s Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by LMIS upon 60 days’ notice to the Corporation.

LMIS pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising.  The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

The Corporation has adopted a Plan for each Portfolio which, among other things, permits the Corporation to pay LMIS fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by LMIS or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio’s average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. LMIS may pay all or a portion of the fee to its investment executives.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class of the Portfolio in question. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that LMIS will submit to the Corporation’s Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to each Portfolio’s Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each Portfolio in connection with its Plan. Furthermore, the investment management of each Portfolio could be enhanced, as net inflows of cash from new sales might enable its Adviser(s) to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Those persons listed in “Management of the Portfolios” as holding positions with LMIS may be deemed to have an interest in the operation of the Plan.  No Independent Director of the Corporation has an interest in the operation of the Plan.

For the fiscal period April 1, 2008 to December 31, 2008, the Portfolios incurred the following distribution and service fees with respect to the Financial Intermediary Class shares of the Western Asset Absolute Return, Western Asset Core Bond, Western Asset Core Plus Bond Portfolios and Western Asset Inflation Indexed Plus Bond Portfolio:

Western Asset Absolute Return Portfolio	$1,274
Western Asset Core Bond Portfolio	$2,730,037
Western Asset Core Plus Bond Portfolio	$2,052,242
Western Asset Inflation Indexed Plus Bond Portfolio	$193

No other Portfolio had Financial Intermediary Class shares outstanding during the fiscal period ended December 31, 2008.

The Plan pays a fixed fee rate to LMIS each month.  LMIS, in turn, generally uses the entire amount of this compensation to pay distribution expenses, including amounts paid to third parties.

Certain Portfolios owned, as of December 31, 2008, securities issued by “regular broker-dealers” of such Portfolios, as that term is defined in Rule 10b-1 under the 1940 Act, or by the parents of regular broker-dealers.  The value of such securities held by each such Portfolio as of December 31, 2008 is set forth in the tables below.

Western Asset Absolute Return Portfolio

Broker	Value of Securities
Merrill Lynch and Co., Inc.	$5,207,000
The Bear Stearns Co. Inc.	$3,901,000
Morgan Stanley	$1,895,000
The Goldman Sachs Group Inc.	$1,753,000
Lehman Brothers Holdings Inc.	$125,000

Western Asset Core Bond Portfolio

Broker	Value of Securities
The Bear Stearns Co. Inc.	$17,791,000
The Goldman Sachs Group Inc.	$8,831,000
Morgan Stanley	$5,119,000
Merrill Lynch and Co., Inc.	$3,155,000
Lehman Brothers Holdings Inc.	$419,000

Western Asset Core Plus Bond Portfolio

Broker	Value of Securities
The Bear Stearns Co. Inc.	$56,532,000
Morgan Stanley	$11,969,000
The Goldman Sachs Group Inc.	$6,423,000
Lehman Brothers Holdings Inc.	$987,000
Merrill Lynch and Co., Inc.	$365,000

Western Asset High Yield Portfolio

Broker	Value of Securities
None	N/A

Western Asset Inflation Indexed Plus Bond Portfolio

Broker	Value of Securities
J.P. Morgan and Co., Inc.	$3,658,000

Western Asset Intermediate Bond Portfolio

Broker	Value of Securities
The Goldman Sachs Group Inc.	$10,468,000
The Bear Stearns Co. Inc.	$5,747,000
Merrill Lynch and Co., Inc.	$4,156,000
Morgan Stanley	$1,932,000
Lehman Brothers Holdings Inc.	$58,000

Western Asset Intermediate Plus Bond Portfolio

Broker	Value of Securities
Merrill Lynch and Co., Inc.	$602,000
The Goldman Sachs Group Inc.	$507,000
The Bear Stearns Co. Inc.	$362,000
Morgan Stanley	$256,000
Lehman Brothers Holdings Inc.	$13,000

Western Asset Limited Duration Bond Portfolio

Broker	Value of Securities
Merrill Lynch and Co., Inc.	$841,000
The Goldman Sachs Group Inc.	$761,000
The Bear Stearns Co. Inc.	$239,000
Morgan Stanley	$193,000
Lehman Brothers Holdings Inc.	$77

Western Asset Non-US Opportunity Bond Portfolio

Broker	Value of Securities
The Goldman Sachs Group Inc.	$690,000
Merrill Lynch and Co., Inc.	$127,000
Lehman Brothers Holdings Inc.	$2,000

Proxy Voting Policies and Procedures

The Directors of the Corporation have adopted the proxy voting policy of Western Asset (the “Policy”) as the Proxy Voting Policies and Procedures of each Portfolio. The Policy governs in determining how proxies relating to a Portfolio’s portfolio securities are voted. A copy of the Policy is attached as Appendix B to this SAI.  Information regarding how a Portfolio voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30  is available without charge (1) by calling 1-888-425-6432 and (2) on the SEC’s website at http://www.sec.gov.

Purchases and Redemptions

The Portfolios’ shares are sold at net asset value without any sales charge.  The Corporation reserves the right to modify the mail, telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation may also terminate the telephone or wire redemption services described in the Prospectus at any time upon 60 days’ notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation’s investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation’s shareholders.  In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

In consideration of the best interests of the non-redeeming shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Pursuant to an investment policy approved by the Board, Institutional Class shares of the Portfolios may also be purchased by (i) current and former Board members of investment companies managed by affiliates of Legg Mason, Inc., (ii) current and former board members of Legg Mason, Inc., (iii) employees of Legg Mason, Inc. and (iv) in each case, the immediate families of such persons.  The Corporation reserves the right to waive or reduce the minimum initial investment from time to time in its discretion, in whole or in part, with respect to these and other investors.

Shareholder Servicing Payments

Portfolios may make payments to financial intermediaries that sell Institutional or Financial Intermediary Class shares of the Portfolios or to other parties in connection with the sale (Financial Intermediary Class only) or servicing of such shares.  Such payments may relate to, without limitation, personal services rendered to shareholders of the Portfolios and the maintenance of shareholder accounts, including compensation to, and expenses of, financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Portfolio’s shares, who forward communications from the Portfolios to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Corporation in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Salespersons and others entitled to receive compensation for selling (Financial Intermediary Class only) or servicing Portfolio shares may receive greater compensation with respect to one class of shares than the other.

Exchange Privilege

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios or, if the investor meets the applicable eligibility requirements for making an initial investment in the applicable share class, directly for shares of a different class of the same Portfolio, provided, in each case, that the shares of that class are being offered at the time of the proposed exchange. Shareholders in any Portfolio may also exchange their shares for the same class of shares of any other funds/Portfolios distributed by LMIS so long as the proposed exchange meets the eligibility requirements of the shares of the other fund/Portfolio.  Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.

When a shareholder decides to exchange shares of a Portfolio for shares of the same class of another Portfolio, the Corporation’s transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. When a shareholder decides to exchange shares of a Portfolio for shares of a different class of the same Portfolio, the Corporation’s transfer agent will simultaneously exchange the shareholder’s existing shares for shares of the new class. Redemptions and exchanges of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed or exchanged at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact Legg Mason Funds.

Systematic Withdrawal Plan

Shareholders with an initial net asset value of $1,000,000 or more are eligible to participate in the Systematic Withdrawal Plan. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Receipt of payment of proceeds or redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account — redemptions of Portfolio shares may occur on any business day of the month and the checking or savings account will generally be credited with the proceeds in approximately two business days.

Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. Requests must be made in writing to Legg Mason Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time without charge or penalty by notifying Legg Mason Institutional Services.  Each Portfolio, its transfer agent, and Legg Mason Funds also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, it may not be in your interest to purchase additional shares of a Portfolio if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period.  Short-term securities are excluded from the calculation.

For the following fiscal periods, the portfolio turnover rates of each operative Portfolio were as follows:

Portfolio	2008*	2008**	2007**

Western Asset Absolute Return Portfolio	229.6%	386.9%	182.2	%***

Western Asset Core Bond Portfolio	140.8%	455.0%	431.7%

Western Asset Core Plus Bond Portfolio	124.4%	488.2%	448.6%

Western Asset High Yield Portfolio	40.9%	59.1%	63.6%

Western Asset Inflation Indexed Plus Bond Portfolio	74.4%	141.7%	96.4%

Western Asset Intermediate Bond Portfolio	164.7%	239.0%	244.1%

Western Asset Intermediate Plus Bond Portfolio	181.5%	300.0%	312.2%

Western Asset Limited Duration Bond Portfolio	261.3%	312.1%	270.5%

Western Asset Non-U.S. Opportunity Bond Portfolio	52.2%	68.4%	117.9%

*                                         Period from April 1, 2008 to December 31, 2008.  Not annualized.

**                                  Prior to April 1, 2008 the Portfolios’ fiscal year ended March 31.

***                        For the period of July 6, 2006 (commencement of operations) to March 31, 2007. Not annualized.

High portfolio turnover rates are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

Under the various Management Agreements and Advisory Agreements, the Manager and the Advisers are responsible for the execution of the Portfolios’ transactions. Each Portfolio’s Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Corporation usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s or dealer’s facilities and any risk assumed by the executing broker or dealer.

It is the current policy of the Advisers not to give consideration to research, statistical and other non-execution services (except as described below) furnished by brokers or dealers to the Advisers in selecting broker dealers to execute Portfolio transactions (commonly known as “soft dollar” commission arrangements). However, an Adviser may receive research or statistical information from brokers or dealers with whom it executes trades.

The Portfolios may use LMIS, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. In the prior three fiscal years, the Portfolios did not use LMIS or any other affiliated person as a broker.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser.  To the extent the Portfolio and such other clients purchase the same security, transactions in such security will be allocated among the Portfolio and such other clients in a manner considered fair and reasonable by the Adviser.

The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC or interpretations of the SEC staff. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in larger volume transactions may produce better executions and prices.  Depending on investment objectives, applicable law, governing documents, current holdings, cash availability, and other factors, the Advisers or their affiliates may sell or recommend the sale of a particular security for certain accounts and buy or recommend the purchase of such security for other accounts, and accordingly, transactions for the Portfolios may not be consistent with transactions in other accounts or with the Advisers’ investment recommendations.

Western Asset’s Broker Review Committee periodically reviews the Portfolios’ approved broker lists, broker allocation and execution to ensure that they are consistent with the Portfolios’ stated policy.

For the following fiscal periods, the following Portfolios paid commissions in the following amounts to broker-dealers and futures commission merchants who acted as agents in executing options and futures trades:

	2008*	2008**	2007**		2006**

Western Asset Absolute Return Portfolio	$140,774	$189,929	$69,249	***	N/A

Western Asset Core Bond Portfolio	$1,221,135	$4,193,905	$2,501,110		$1,596,440

Western Asset Core Plus Bond Portfolio	$3,468,249	$10,490,765	$4,809,801		$2,641,703

Western Asset High Yield Portfolio	None	None	None		None

Western Asset Inflation Indexed Plus Bond Portfolio	$40,990	$81,793	$54,095		$69,435

Western Asset Intermediate Bond Portfolio	$126,185	$133,740	$142,230		$140,855

Western Asset Intermediate Plus Bond Portfolio	$28,011	$27,919	$22,513		$11,770

Western Asset Limited Duration Bond Portfolio	$32,210	$41,345	$31,110		$24,055

Western Asset Non-U.S. Opportunity Bond Portfolio	$115,823	$90,655	$36,244		$9,356

*                                         Period from April 1, 2008 to December 31, 2008.

**                                  Prior to April 1, 2008 the Portfolios’ fiscal year ended March 31.

***                           For the period of July 6, 2006 (commencement of operations) to March 31, 2007.

The commissions listed in the table above do not include mark-ups or commissions paid by the Portfolios with respect to purchases of securities traded in the over-the-counter markets. If such amounts were included, the amounts disclosed in the table would be substantially higher.

Codes of Ethics

The Corporation, the Manager, LMIS and each Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Corporation.

Additional Tax Information

The following discussion of U.S. federal income tax consequences of an investment in a Portfolio is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Portfolio.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situations.

General Requirements for “Pass-through” Treatment

The Portfolios intend to elect to be treated and qualify each year as regulated investment companies (“RICs”) under Subchapter M of the Code.  In order to qualify for treatment as a RIC, each Portfolio must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of the Portfolio’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Portfolio. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives less than 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in section (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of certain Portfolio investments will depend on the terms and conditions of the investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Portfolio were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts.  For these purposes, a Portfolio will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year.  A distribution declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year in which the distribution is declared if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. Each Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Certain of the Portfolios may be treated as personal holding companies for federal income tax purposes.  A Portfolio that is a personal holding company would for each taxable year be subject to a 15% personal holding company tax on any undistributed personal holding company income, as defined in Section 545 of the Code.  Each Portfolio that qualifies as a personal holding company intends to distribute all or substantially all of its personal holding company income with respect to each taxable year.  For these purposes, a personal holding company may elect to treat certain dividends paid before the 15th day of the third month following the close of the taxable year as having been paid during the prior taxable year.

Each Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain.  Investment company taxable income that is retained by a Portfolio will be subject to tax at regular corporate rates.  A Portfolio may also retain for investment its net capital gain.  If a Portfolio retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.  Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.  A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued.

Dividends and distributions on a Portfolio’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio’s net asset value reflects either unrealized gains or income and gains that have been realized but not distributed. Realized gains may be required to be distributed even when a Portfolio’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long a Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends  (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions from capital gains are generally made after applying any available capital loss carryovers  Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011.  Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions designated by a Portfolio as “qualified dividend income” and received by a shareholder taxed as an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Portfolio shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares.  To the extent that a Portfolio makes a distribution of income received by the Portfolio in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.  It is not expected that a significant portion of distributions from the Portfolios will be derived from qualified dividend income.

If a Portfolio makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities, for example as a result of exercising a conversion privilege, a portion of the dividends paid by the Portfolio from its investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations that meet certain holding period requirements. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.  A dividend received by a Portfolio will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of the Code.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

A Portfolio’s transactions in non-U.S. currencies, non-U.S. denominated debt obligations and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. In addition, such activities may produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio’s income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Sale or Redemption of Shares

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder may realize gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Portfolio shares will generally be treated as short-term capital gain or loss.  Long-term capital gains realized before January 1, 2011 will generally be taxed at a rate of  15% to non-corporate shareholders (or a lower rate, in the case of shareholders in the 10% or 15% tax brackets). If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if substantially identical shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Original Issue Discount

A Portfolio may purchase debt securities issued with original issue discount (“OID”), market discount or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Portfolio will be treated as debt obligations that are issued with OID.  Generally, the amount of the OID is treated as interest income and is included in taxable income (and accordingly required to be distributed by a Portfolio) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as original issue discount that is includible in the Portfolio’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Portfolio in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments.  A Portfolio may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income from such debt obligations.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Portfolio may be treated as having acquisition discount or OID .  Generally, the Portfolio will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A Portfolio may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income from such debt obligations.

Because the OID, market discount, or acquisition discount earned by a Portfolio in a taxable year may exceed the total amount of cash interest the Portfolio receives from the relevant debt obligations, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio’s investment company taxable income and/or net capital gain. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Portfolio holding the security receives no interest payment in cash on the security during the year.

Options, Futures, Forward Contracts and Swap Agreements

A Portfolio’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and non-U.S. currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

As noted above, certain of a Portfolio’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Portfolio’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If a Portfolio’s book income is less than taxable income, it could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Portfolio may seek exposure to commodities through a variety of investments, direct or indirect, which may affect the amount, timing and character of distributions to shareholders, The means by which a Portfolio seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the Portfolio’s intention to qualify as a regulated investment company under the Code.

High Yield Obligations

Some Portfolios may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolio.  Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by each Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

For Portfolios investing in high yield obligations, a portion of the interest paid or accrued on such obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer.  If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Portfolio may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Taxation

Dividends and interest received by a Portfolio, and gains realized by a Portfolio on non-U.S. securities, may be subject to income, withholding or other taxes imposed by non-U.S. countries and U.S. possessions that would reduce the yield on the Portfolio’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these non-U.S. taxes.

If at the end of a Portfolio’s fiscal year securities of non-U.S. corporations represent more than 50% of the value of its total assets, the Portfolio may make an election to treat any non-U.S. taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations or, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Code).

Passive Foreign Investment Companies

Equity investments by a Portfolio in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to a U.S. federal income tax or other charges (including interest charges) on the distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC.  This tax cannot be eliminated by making distributions to Portfolio shareholders. However, the Portfolio may elect to avoid the imposition of that tax.  For example, the Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation.  Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax-Exempt Shareholders

Under current law, each Portfolio serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if the shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in real estate mortgage investment conduits or in taxable mortgage pools.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Portfolio that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Portfolio that recognizes “excess inclusion income,” then a Portfolio will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Portfolio may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Portfolio.  The Portfolios have not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisors concerning the consequences of investing in a Portfolio.

Foreign Shareholders

In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  However, effective for taxable years of the Portfolios beginning before January 1, 2010, the Portfolios generally will not be required to withhold any amounts with respect to properly designated distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person and (ii) net short-term capital gains in excess of net long-term capital losses.  Depending on the circumstances, a Portfolio may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  Absent legislation extending these exemptions these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above.  It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.  In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio makes a designation with respect to a payment.  Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.  Foreign investors in a Portfolio should consult their tax advisers in this regard.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form).  Foreign investors in the Fund should consult their tax advisers regarding these certification requirements.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Portfolios generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish a Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding.  The backup withholding tax rate is 28% for amounts paid through December 31, 2010 and the backup withholding tax rate will be 31% for amounts paid after December 31, 2010.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRA. Foreign investors in a Portfolio should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Portfolio.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

Other Information

Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990. Prior to May 31, 2001, Western Asset Funds, Inc. was known as “LM Institutional Fund Advisors I, Inc.” and prior to May 29, 1998, was known as “Western Asset Trust, Inc.”  Each Portfolio is an open-end, diversified management investment company, except for Western Asset Non-U.S. Opportunity Bond Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of Western Asset Funds, Inc. may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Corporation’s shareholders.

Western Asset Funds, Inc. is authorized to issue a total of 21.15 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio’s shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid, redeemable and nonassessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote on certain matters (including the election of Directors or approval of an advisory contract) in certain cases.

Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio and the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio.  Prior to August 1, 2003, the Western Asset Core Bond Portfolio was known as the Western Asset Core Portfolio; the Western Asset Core Plus Bond Portfolio was known as the Western Asset Core Plus Portfolio; the Western Asset

Intermediate Bond Portfolio was known as the Western Asset Intermediate Portfolio; the Western Asset Intermediate Plus Bond Portfolio was known as the Western Asset Intermediate Plus Portfolio; the Western Asset Non-U.S. Opportunity Bond Portfolio was known as the Western Asset Non-U.S. Fixed Income Portfolio; and the Western Asset Inflation Indexed Plus Bond Portfolio was known as the Western Asset Inflation Indexed Bond Portfolio.

Custodian, Transfer Agent and Dividend-Disbursing Agent

State Street Bank and Trust Company (“State Street”), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation’s assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation.  Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with Portfolio transactions and collects all dividends and other distributions made with respect to a Portfolio’s securities.  State Street also maintains certain accounts and records of the Corporation.  State Street also calculates the total net asset value, total net income and net asset value per share of each Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Portfolios of the Corporation.

Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services pursuant to a delegation of such duties from State Street. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The Corporation reserves the right, upon 60 days’ written notice, to make other charges to investors to cover administrative costs.  The Manager is responsible for the payment of any transfer agency fees in excess of 0.25% of the average daily net assets of a Portfolio’s class of shares.

Independent Registered Public Accounting Firm

The financial statements and financial highlights for each Portfolio of the Corporation incorporated by reference in this SAI by reference to the Annual Report for the fiscal period ended December 31, 2008 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Legal Counsel

Ropes & Gray LLP, New York, New York, serves as legal counsel to the Corporation.

Appendix A: Ratings of Securities

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

Long-Term Debt Ratings

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

Not Prime — Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“S&P”) Ratings:

Long-Term Issue Credit Ratings

AAA - An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

Appendix A

AA - An obligation rated AA differs from the highest rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C -  A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D -  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr - The letters pr indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR  Not rated.

Commercial Paper

A-1. - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Appendix B:          Proxy Voting Policies and Procedures of the Corporation

The Proxy Voting Policies and Procedures of the Funds are the proxy voting policies and procedures of Western Asset Management Company and Western Asset Management Company Limited.

Background

Western Asset Management Company and Western Asset Management Company Limited (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors/trustees or employees of Legg Mason, Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients.  While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies.  At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions.  Prior to August 1, 2003,

Appendix B

Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV.  Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or Director/Trustee of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, Director/Trustee or person who is a candidate for Director/Trustee of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of Directors/Trustees; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.                                         Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of Directors/Trustees.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of Directors/Trustees.  More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors/Trustees

Western Asset votes proxies for the election of the company’s nominees for Directors/Trustees and for board-approved proposals on other matters relating to the board of Directors/Trustees the following exceptions:

a.

Votes are withheld for the entire board of Directors/Trustees if the board does not have a majority of independent Directors/Trustees or the board does not have nominating, audit and compensation committees composed solely of independent Directors/Trustees

b.

Votes are withheld for any nominee for Director/Trustee who is considered an independent Director/Trustee by the company and who has received compensation from the company other than for service as a Director/Trustee.

c.	Votes are withheld for any nominee for Director/Trustee who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of Directors/Trustees.

Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of Directors/Trustees, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of Directors/Trustees, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of Directors/Trustees

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.    Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of Directors/Trustees on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of Directors/Trustees.

III.    Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II, above, are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.    Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the Directors/Trustees to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Appendix C:          Procedures for Shareholders to Submit Nominee Candidates

A Western Asset Funds, Inc. (“Fund”) shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix C

Western Asset Funds, Inc.

Part C.		Other Information

Item 23.		Exhibits

(a)	(1)	Articles of Amendment and Restatement dated May 28, 1998 (3)
	(2)	Articles Supplementary dated March 10, 2000 (3)
	(3)	Articles Supplementary dated June 16, 2000 (4)
	(4)	Articles of Amendment dated May 21, 2001 — (5)
	(5)	Articles of Amendment dated May 10, 2002 — (6)
	(6)	Articles of Amendment dated July 30, 2003 — (8)
	(7)	Articles Supplementary dated September 23, 2003 — (9)

(8)	Articles Supplementary dated October 7, 2004 — (10)
(9)	Articles Supplementary dated March 8, 2005 — (10)
(10)	Articles Supplementary dated June 26, 2006 — (11)
(11)	Articles Supplementary dated May 11, 2007 — (12)
(12)	Articles Supplementary dated July 29, 2008 — (14)

(b)	(1)	Bylaws (3)
	(2)	Amendment to Bylaws dated as of May 29, 2001 — (7)

(3)	Amended Bylaws dated as of May 10, 2005 — (10)
(4)	Amended Bylaws dated as of March 24, 2006 — (11)

(5)	Restated Bylaws dated as of November 6, 2007 – filed herewith

(c)

Instruments defining the rights of security holders with respect to Western Asset Funds, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and Bylaws that are incorporated by reference to Exhibit 23(b) to Post-Effective Amendment No. 21 to the Registration Statement of LM Institutional Fund Advisors I, Inc. (SEC File No. 33-34929) filed May 18, 2000.

(d)	(1)	Investment Management Agreements
		(a)	Western Asset Government Money Market Portfolio — (6)
		(b)	Western Asset Money Market Portfolio — (6)
		(c)	Western Asset Core Portfolio — (6)
		(d)	Western Asset Core Plus Portfolio — (6)
		(e)	Western Asset Intermediate Portfolio — (6)
		(f)	Western Asset Intermediate Plus Portfolio — (6)
		(g)	Western Asset High Yield Portfolio — (6)
		(h)	Western Asset Non-U.S. Fixed Income Portfolio — (6)
		(i)	Western Asset Global Strategic Income Portfolio — (6)
		(j)	Western Asset Enhanced Equity Portfolio — (6)
		(k)	Western Asset Inflation Indexed Bond Portfolio — (6)
		(l)	Western Asset Limited Duration Bond Portfolio — (9)

(m)	Western Asset Absolute Return Portfolio — (11)

(2)	Investment Advisory Agreements
	(a)	Western Asset Government Money Market Portfolio — (6)
	(b)	Western Asset Money Market Portfolio — (6)
	(c)	Western Asset Core Portfolio — (6)
	(d)	Western Asset Core Plus Portfolio — Western Asset Management Company (“WAM”) — (6)
	(e)	Western Asset Core Plus Portfolio — Western Asset Management Company Limited (“WAMCL”) — (6)

1

(f)	Western Asset Core Plus Portfolio — Western Asset Management Company Limited (“WAML Japan”) — filed herewith
(g)	Western Asset Core Plus Portfolio — Western Asset Management Company Pte. Ltd. (“WAML Singapore”) — filed herewith
(h)	Western Asset Intermediate Portfolio — (6)
(i)	Western Asset Intermediate Plus Portfolio - WAM — (6)
(j)	Western Asset Intermediate Plus Portfolio — WAMCL — (6)
(k)	Western Asset High Yield Portfolio — (6)
(l)	Western Asset Non-U.S. Fixed Income Portfolio — (6)
(m)	Western Asset Non-U.S. Fixed Income Portfolio — WAML Japan — filed herewith
(n)	Western Asset Non-U.S. Fixed Income Portfolio — WAML Singapore — filed herewith
(o)	Western Asset Global Strategic Income Portfolio — WAM — (6)
(p)	Western Asset Global Strategic Income Portfolio - WAMCL — (6)
(q)	Western Asset Enhanced Equity Portfolio — (6)
(r)	Western Asset Inflation Indexed Plus Bond Portfolio — WAM — (7)
(s)	Western Asset Inflation Indexed Plus Bond Portfolio — WAMCL — (7)
(t)	Western Asset Inflation Indexed Plus Bond Portfolio — WAML Japan — filed herewith
(u)	Western Asset Inflation Indexed Plus Bond Portfolio — WAML Singapore — filed herewith
(v)	Western Asset Limited Duration Bond Portfolio — WAM — (9)
(w)	Western Asset Limited Duration Bond Portfolio — WAMCL — (9)
(x)	Western Asset Absolute Return Portfolio — WAM — (11)
(y)	Western Asset Absolute Return Portfolio — WAMCL — (11)
(z)	Western Asset Absolute Return Portfolio — WAML Japan — filed herewith
(aa)	Western Asset Absolute Return Portfolio — WAML Singapore — filed herewith

	(3)	Expense Limitation Undertaking — filed herewith

(e)	(1)	Distribution Agreement (11)
	(2)	Amendment to Distributor Agreement (11)
	(3)	Broker Agreement (3)
	(4)	Amendment to Broker Agreement (4)

(f)	Bonus, profit sharing or pension plans — none

(g)	(1)	Custodian Contract (1)
	(2)	Amendment to Custodian Contract (1)
	(3)	Amendment to Custodian Contract (1)
	(4)	Amendment to Custodian Contract (4)
	(5)	Amendment to Custodian Contract — (6)
	(6)	Form of Amendment to Custodian Contract — (9)
	(7)	Form of Amendment to Custodian Contract — (11)
	(8)	Form of Amendment to Custodian Contract — (12)

(h)	(1)	Transfer Agency and Service Agreement (15)

(i)	Opinion of counsel (1), (2), (4), (9), (11) and (14)

(j)	Consent of Independent Registered Public Accounting Firm — filed herewith

(k)	Financial statements omitted from Item 22 — not applicable

(l)	Agreement for providing initial capital (1)

(m)	Plan pursuant to Rule 12b-1
	(1)	Western Asset Government Money Market Portfolio — (11)
	(2)	Western Asset Money Market Portfolio — (11)
	(3)	Western Asset Core Portfolio — (11)
	(4)	Western Asset Core Plus Portfolio — (11)
	(5)	Western Asset Intermediate Portfolio — (11)
	(6)	Western Asset Intermediate Plus Portfolio — (11)
	(7)	Western Asset High Yield Portfolio — (11)
	(8)	Western Asset Non-U.S. Fixed Income Portfolio - (11)
	(9)	Western Asset Global Strategic Income Portfolio — (11)
	(10)	Western Asset Enhanced Equity Portfolio — (11)
	(11)	Western Asset Inflation Indexed Bond Portfolio — (11)
	(12)	Western Asset Limited Duration Bond Portfolio — (11)
	(13)	Western Asset Absolute Return Bond Portfolio — (11)

2

(n)           (1)           Multiple Class Plan pursuant to Rule 18f-3 (4)

(2)           Amended Multiple Class Plan pursuant to Rule 18f-3 — (9)

(3)           Amended Multiple Class Plan pursuant to Rule 18f-3 — (11)

(4)           Form of Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 — (13)

(o)           Power of Attorney — (12)

(p)           Code of Ethics for the Registrant, its investment advisers and principal underwriter

(1)           Legg Mason Fund Adviser, Inc. and Legg Mason Investor Services, LLC — (12).

(2)           The Registrant, WAM and WAMCL — (12).

(1)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-34929, filed October 30, 1997.

(2)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 18 to the Registration Statement, SEC File No. 33-34929, filed May 29, 1998.

(3)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement, SEC File No. 33-34929, filed May 18, 2000.

(4)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement, SEC File No. 33-34929, filed August 1, 2000.

(5)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-34929, filed July 18, 2001.

(6)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-34929, filed July 19, 2002.

(7)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 25 to the Registration Statement, SEC File No. 33-34929, filed on June 2, 2003.

(8)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-34929, filed on July 30, 2003.

(9)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-34929, filed on October 1, 2003.

(10)         Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-34929, filed on July 29, 2005.

(11)         Incorporated herein by reference to corresponding exhibit of Post Effective Amendment No. 33 to the Registration Statement, SEC File No. 33-34929, filed on June 28, 2006.

(12)         Incorporated herein by reference to corresponding exhibit of Post Effective Amendment No. 35 to the Registration Statement, SEC File No. 33-34929, filed on July 27, 2007.

(13)         Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-34929, filed on June 2, 2008.

(14)         Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-34929, filed on July 29, 2008.

(15)         Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 38 to the Registration Statement, SEC File No. 33-34929, filed on April 27, 2009.

3

Item 24.          Persons Controlled by or under Common Control with Registrant - None

Item 25.          Indemnification

Article VIII of Registrant’s Articles of Incorporation provides that to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages.  Article VIII also provides that no amendment or repeal of Article VIII, and no adoption or amendment of any other provision of the Articles or Bylaws inconsistent with Article VIII, shall apply to or affect the applicability of Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 9.1 of Article IX of Registrant’s Articles of Incorporation provides that the Registrant shall  indemnify its present and past directors and persons who are serving or have served at the Registrant’s request in similar capacities for other entities to the maximum extent permitted by applicable law  (including Maryland law and the Investment Company Act of 1940).  Section 9.1 further provides that the Registrant shall have the power to indemnify its present and past officers, employees and agents, and persons who are serving or have served at the Registrant’s request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940).  Section 2-418(b) of the Maryland Corporations and Associations Code (“Maryland Code”) permits the Registrant to indemnify its directors unless it is established that (1) the act or omission of the director was material to the matter giving rise to the proceeding, and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful.  Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent.  Maryland law also requires indemnification of directors and officers under certain circumstances.  The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 1 of Article XII of the Bylaws permits indemnification consistent with the principles described above and sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Additionally, the Registrant has entered into an agreement with each of its directors that provides for indemnification consistent with the principles described above and that sets forth certain procedural aspects with respect to indemnification, including the advancement of expenses and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met.  The Registrant, at its expense, provides liability insurance for the benefit of its Directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter  has  been settled by controlling precedent, submit to a court of appropriate jurisdiction  the question whether such indemnification by it is prohibited as against public policy as expressed in the

4

Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Legg Mason Investor Services, LLC (the “Distributor”), its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor,  its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material  fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a  material  fact  required to be stated or necessary to make the Registration Statement not misleading,  provided that in no event shall anything contained in the Underwriting Agreement be construed so as to protect the Distributor against any liability to the Registrant or its stockholders to which the Distributor  would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Registrant’s Investment Management Agreements and Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties under the applicable Agreements, the Adviser or Manager (as applicable) will not be subject to any liability to the Registrant or any stockholder of the Registrant for any act or omission in the course of, or connected with, rendering services pursuant to the applicable Agreements.

Item 26.          Business and Other Connections of Investment Adviser

(a)           Legg Mason Fund Adviser, Inc. (“LMFA”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.   The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.

Charles J. Daley, Jr.                              Director, LMFA

Treasurer, Brandywine

Treasurer and Director, LMCM

Vice President and Treasurer, LMIC

Delegation of Authority, LMM

President, NS

Director, President, and Treasurer, The Baltimore Co

President, Treasurer and Director, BMML

Manager, Clear Adv

Manager, Clear Asset

Vice President and Treasurer, GS

Senior Vice President, CFO, and Treasurer, Legg Mason, Inc.

Manager, President, Treasurer, Legg Mason & Co

Director, LM & Co (UK) Ltd

Treasurer, LMFunds

President and Director, LM Funding

Manager, GAA

Manager, GCIM

President and Manager, LMIH

President and Manager, LMIH II

President and Manager, LMIH Chile

Vice President and Treasurer, LM Marketing

Manager, LMPFA

President, Director, and Treasurer, LM Properties

Treasurer, LMREI

President, Treasurer, and Director, LMCRES

5

President and Treasurer, LMRESA

Vice President and Treasurer, LMRC

Vice President and Treasurer, LMRG

Vice President and Treasurer, LMRP

Director and Treasurer, LMTS

Treasurer, LM Tower

Vice President and Treasurer, LMRC II

Vice President and Treasurer, LMRC Properties

President and Director, LM Canada Hldg

Mark R. Fetting                                    President, CEO, Chairman and Director, LMFA

Director, Batterymarch

Manager, Brandywine

Director, LMCM

Manager, Clear Adv

Manager, Clear Asset

President, CEO, Chairman and Director, Legg Mason, Inc.

Manager, GAA

President and Managing Director, LMIS

Manager, LMPFA

Director, LMFunds

Director, PCM I

Director, PCM II

Manager, Royce

Manager, SBFM

Director, LM Canada Hldgs

David R. Odenath                                Director, LMFA

Director, Batterymarch

Manager, Brandywine

Director, GCIM

Director, LMCM

Manager, Clear Adv

Manager, Clear Asset

Senior Executive Vice President, Legg Mason, Inc.

Manager, GAA

Director, WAM

Director, WAMCL

Director, WAM Tokyo

Director, WAM Australia

Director, WAM Singapore

(b)           Western Asset Management Company (“WAM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.   The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Jeffrey A. Nattans                                Director, WAM

Senior Vice President, Legg Mason, Inc.

Manager and Vice President, LMIH

Director, WAMCL

Director, WAM Tokyo

Director, WAM Australia

6

Director, WAMCO Hldgs Ltd.

Director, WAM Singapore

David R. Odenath                                Director, WAM

Director, LMFA

Director, Batterymarch

Manager, Brandywine

Director, GCIM

Director, LMCM

Manager, Clear Adv

Manager, Clear Asset

Senior Executive Vice President, Legg Mason, Inc.

Manager, GAA

Director, WAMCL

Director, WAM Tokyo

Director, WAM Australia

Director, WAM Singapore

(c)           Western Asset Management Company Limited (“WAMCL”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.   The following is a list of other substantial business activities in which directors, officers or partners of WAMCL have been engaged as director, officer, employee, partner, or trustee.

Jeffrey A. Nattans                                Director, WAMCL

Senior Vice President, Legg Mason, Inc.

Manager and Vice President, LMIH

Director, WAM

Director, WAM Tokyo

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, WAM Singapore

David R. Odenath                                Director, WAMCL

Director, LMFA

Director, Batterymarch

Manager, Brandywine

Director, GCIM

Director, LMCM

Manager, Clear Adv

Manager, Clear Asset

Senior Executive Vice President, Legg Mason, Inc.

Manager, GAA

Director, WAM

Director, WAM Tokyo

Director, WAM Australia

Director, WAM Singapore

(d)            Western Asset Management Company Ltd (“WAM Tokyo”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.   The following is a list of other substantial business activities in which directors, officers or partners of WAM Tokyo have been engaged as director, officer, employee, partner, or trustee.

Jeffrey A. Nattans                                Director, WAM Tokyo

Senior Vice President, Legg Mason, Inc.

Manager and Vice President, LMIH

Director, WAM

7

Director, WAMCL

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, WAM Singapore

David R. Odenath                                Director, WAM Tokyo

Director, LMFA

Director, Batterymarch

Manager, Brandywine

Director, GCIM

Director, LMCM

Manager, Clear Adv

Manager, Clear Asset

Senior Executive Vice President, Legg Mason, Inc.

Manager, GAA

Director, WAM

Director, WAMCL

Director, WAM Australia

Director, WAM Singapore

(e)           Western Asset Management Company Pte. Ltd. (“WAM Singapore”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.   The following is a list of other substantial business activities in which directors, officers or partners of WAM Singapore have been engaged as director, officer, employee, partner, or trustee.

Jeffrey A. Nattans                                Director, WAM Singapore

Senior Vice President, Legg Mason, Inc.

Manager and Vice President, LMIH

Director, WAM

Director, WAM Tokyo

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, WAMCL

David R. Odenath                                Director, WAM Singapore

Director, LMFA

Director, Batterymarch

Manager, Brandywine

Director, GCIM

Director, LMCM

Manager, Clear Adv

Manager, Clear Asset

Senior Executive Vice President, Legg Mason, Inc.

Manager, GAA

Director, WAM

Director, WAM Tokyo

Director, WAM Australia

Director, WAMCL

Addresses for Item 26(a), 26(b), 26(c), 26(d) and 26(e):

Barrett Associates, Inc. (“Barrett”)

565 Park Avenue

New York, NY  10017

8

Bartlett & Co.  (“Bartlett”)

36 East Fourth Street

Cincinnati, OH  45202-3896

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA  02116

BMML, Inc. (“BMML”)

100 Light Street

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

BRE Group, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Capital Management, Inc.  (“LMCM”)

100 Light Street

Baltimore, MD  21202

Legg Mason, Inc.

100 Light Street

Baltimore, MD  21202

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 Light Street

Baltimore, MD  21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Funding Corp. (“LM Funding”)

100 Light Street

Baltimore, MD 21202

9

Legg Mason Global Asset Allocation, LLC (“GAA”)

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason Global Equities, LLC (“LMGE”)

100 Light Street

Baltimore, MD 21202

Legg Mason Global Equities, LLC (“LMGE”)

100 Light Street

Baltimore, MD 21202

Legg Mason, Inc.

100 Light Street

Baltimore, MD  21202

Legg Mason International Holdings, LLC (“LMIH”)

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)

El Regidor N° 66

Piso 10

Las Condes, Santiago

Chile

Legg Mason Investment Counsel, LLC (“LMIC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)

100 Light Street

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 Light Street

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 Light Street

Baltimore, MD 21203

10

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 Light Street

Baltimore, MD 21202

Legg Mason Technology Services, Inc.  (“LMTS”)

100 Light Street

Baltimore, MD  21202

Legg Mason Tower, Inc. (“LM Tower”)

100 Light Street

Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A.  (“LMIC”)

100 Light Street

Baltimore, MD  21202

LM Fund Services, Inc. (“LMFunds”)

100 Light Street

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY

England

LMRC II, Inc.  (“LMRC II”)

100 Light Street

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 Light Street

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

11

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY  10019

Western Asset Management Company  (“WAM”)

385 East Colorado Boulevard

Pasadena, CA  91101

Western Asset Management Company Limited  (“WAMCL”)

10 Exchange Square

Primrose Street

London  EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 27.          Principal Underwriters

(a)           Legg Mason Growth Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Investment Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Legg Mason Income Trust, Inc.; Legg Mason Partners Premium Money Market Trust; Legg Mason Partners Institutional Trust; Legg Mason Partners Money Market Trust; Legg Mason Partners Equity Trust; Legg Mason Partners Variable Equity Trust; Barrett Opportunity Fund, Inc.; Legg Mason Partners Variable Income Trust; Legg Mason Partners Income Trust.

(b)            The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Legg Mason Investor Services, LLC (“LMIS”).

12

Name and Principal	Position and Offices	Positions and Offices
Business Address*	with Underwriter – LMIS	with Registrant

Kimberly Mustin	Co-Managing Director	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Matthew Schiffman	Co-Managing Director	None
100 First Stamford Pl.
Stamford, CT 06902-6732

D. Stuart Bowers	Vice President and Director of Operations	None

George Betzios	Vice President	None
55 Water Street, 31st Floor
New York, NY 10041

W. Talbot Daley	Vice President	None

David J. Eikenburg	Vice President	None

Mark E. Freemyer	Vice President	None
300 First Stamford Pl.
Stamford, CT 06902-6732

Thomas J. Hirschmann	Vice President	None

Joseph P. LaRocque	Vice President	None

Michael P. McAllister	Vice President	None

Theresa P. McGuire	Vice President	None

Jeremy O’Shea	Vice President	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Scott D. Randall	Vice President	None

Joel R. Sauber	Vice President	None
300 First Stamford Pl.
Stamford, CT 06902-6732

Robert Shepler	Vice President	None
55 Water Street, 32nd Floor
New York, NY 10041

Jason Bennett	Chief Financial Officer, Treasurer and	None
Financial Reporting Officer

Kenneth D. Cieprisz	Chief Compliance Officer	None
399 Park Avenue, 4th Floor
New York, NY 10022

13

Joseph M. Furey	General Counsel and Secretary	None

Erin L. Clark	Assistant Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Ronald Holinsky	Deputy General Counsel	None

Stephen A. Scarpino	AML Compliance Officer	None
100 First Stamford Pl.
Stamford, CT 06902

*  All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c)	The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Accounts and Records

	State Street Bank and Trust Company		Legg Mason Fund Adviser, Inc.
	P. O. Box 1713	and	100 Light Street
	Boston, Massachusetts 02105		Baltimore, Maryland 21202

Item 29	Management Services - None

Item 30.	Undertakings - None

14

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Western Asset Funds, Inc. certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 39 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pasadena and State of California, on the 26th day of June, 2009.

WESTERN ASSET FUNDS, INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Ronald J. Arnault*	Director	June 26, 2009
Ronald J. Arnault

/s/ Anita L. DeFrantz*	Director	June 26, 2009
Anita L. DeFrantz

/s/ R. Jay Gerken	Director and President	June 26, 2009
R. Jay Gerken

/s/ Ronald L. Olson*	Director	June 26, 2009
Ronald L. Olson

/s/ Avedick B. Poladian*	Director	June 26, 2009
Avedick B. Poladian

/s/ William E. B. Siart*	Director	June 26, 2009
William E. B. Siart

/s/ Jaynie M. Studenmund*	Director	June 26, 2009
Jaynie M. Studenmund

/s/ Francis Guggino*	Principal Financial Officer and	June 26, 2009
Francis Guggino	Principal Accounting Officer

By:	/s/ Erin K. Morris
Erin K. Morris
* Attorney-in-Fact pursuant to Powers of Attorney previously filed
Date: June 26, 2009

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Exhibit Index

Exhibit No.	Exhibit

(b)(5)	Restated Bylaws dated as of November 6, 2007

(d)(2)(f)	Western Asset Core Plus Portfolio — WAML Japan Investment Advisory Agreement

(d)(2)(g)	Western Asset Core Plus Portfolio — WAML Singapore Investment Advisory Agreement

(d)(2)(m)	Western Asset Non-U.S. Fixed Income Portfolio — WAML Japan Investment Advisory Agreement

(d)(2)(n)	Western Asset Non-U.S. Fixed Income Portfolio — WAML Singapore Investment Advisory Agreement

(d)(2)(t)	Western Asset Inflation Indexed Plus Bond Portfolio — WAML Japan Investment Advisory Agreement

(d)(2)(u)	Western Asset Inflation Indexed Plus Bond Portfolio — WAML Singapore Investment Advisory Agreement

(d)(2)(z)	Western Asset Absolute Return Portfolio — WAML Japan Investment Advisory Agreement

(d)(2)(aa)	Western Asset Absolute Return Portfolio — WAML Singapore Investment Advisory Agreement

(d)(3)	Expense Limitation Undertaking

(j)	Consent of Independent Registered Public Accounting Firm

16